As filed via EDGAR with the Securities and Exchange Commission on October 28, 2014

File No. 333-45959
ICA No. 811-08649

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. _____	☐
Post-Effective Amendment No. 26	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 28

E.I.I. REALTY SECURITIES TRUST

 (Exact Name of Registrant as Specified in Charter)

640 Fifth Avenue, 8th Floor

New York, New York 10019

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 667-0974

 Richard J. Adler

EII Capital Management, Inc.

640 Fifth Avenue, 8th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copies to:

Susan J. Penry-Williams, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

☐         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.I.I. Realty Securities Trust

E.I.I. Global Property Fund — EIIGX
E.I.I. International Property Fund — EIIPX
E.I.I. Realty Securities Fund — EIIRX

Institutional Shares

Prospectus

October 28, 2014

This Prospectus sets forth information you should consider before investing in the E.I.I. Realty Securities Fund (the “Domestic Fund”), the E.I.I. International Property Fund (the “International Fund”), or the E.I.I. Global Property Fund (the “Global Fund”) (each, a “Fund” and collectively, the “Funds”). The International and Global Funds are diversified Funds while the Domestic Fund is a non-diversified Fund. Each Fund is a series of the E.I.I. Realty Securities Trust (the “Trust”), which is an open-end managed investment company commonly known as a “mutual fund”. EII Realty Securities, Inc. (“EII” or the “Adviser”) (formerly known as E.I.I. Realty Securities, Inc.) serves as each Fund’s investment adviser.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds’ securities or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

General Information 888-323-8912

E.I.I. Global Property Fund
E.I.I. International Property Fund
E.I.I. Realty Securities Fund

E.I.I. Global Property Fund — Summary Section

Investment Objective

The investment objective of the Global Fund is total return through investing in real estate securities globally.

Fund Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Global Fund:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.97%
(Fee Waiver) Recoupment	0.02	%(1)
Total Annual Fund Operating Expenses After (Fee Waiver) or Recoupment	0.99%

(1)	Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Global Fund (excluding certain investment related and extraordinary expenses and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses to not more than 1.00% of the average daily net assets of the Institutional Class shares of the Global Fund. This expense limitation may not be amended or withdrawn until one year from the date of this Prospectus. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment and recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the Global Fund.

Example

This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,010	$3,110	$5,382	$11,915

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Global Fund. Actual expenses may be higher or lower than those reflected above. The example reflects the expense waiver/reimbursement by the Adviser for only the One Year period and the first year of the other periods presented. In circumstances where the Adviser may be in a position to recoup previously waived expenses for the Global Fund, the estimated impact of the recoupment is shown in the example for the years in which it is available. Waivers of fund fees and expenses and their subsequent potential recoupment are subject to the parameters detailed above in the footnote to the Annual Fund Operating Expenses table.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Strategies

The Global Fund seeks to achieve its investment objective by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate. Under normal market circumstances, the Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the equity securities of U.S. and non-U.S. companies (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The securities in which the Global Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

Under normal market conditions, the Global Fund will invest at least 40% of its total assets in securities of companies domiciled outside the U.S. and will invest from 20% to 60% of its total assets in U.S.-domiciled companies. These guidelines may be waived for short-term defensive purposes.

EII’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies by its analyst team. The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis.

By investing in the major global property markets (including those in emerging market countries), the Global Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide. In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities. Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. This is especially important given the global orientation of the Global Fund. The Adviser will closely monitor the Fund’s exposure to markets and countries with the highest levels of risk.

In order to attempt to meet the Global Fund’s investment objective, the Adviser will seek to invest in securities that will provide sufficient current income and liquidity. Since the Global Fund will have an overall value orientation, portfolio turnover is anticipated to be modest, thereby minimizing the Fund’s expenses. The Adviser will monitor the Fund’s exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser’s internal guidelines.

2

Principal Investment Risks

Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

As with any mutual fund, there is no guarantee that the Global Fund will earn income or show a positive total return over time. The Fund’s price, yield and total return will fluctuate. You may lose money if the Fund’s investments do not perform well.

Investment Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk.  Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. In this Prospectus, “REITs” are defined as companies that are permitted by applicable tax laws to avoid payment of taxes at the corporate level to the extent they distribute their income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Foreign (Non-U.S.) Securities Risk.  Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Foreign Currency Risk.  The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk.  Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Interest Rate Risk.  Interest rate risk is the risk that preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Redemption Risk.  Redemptions may pose additional risks to the Funds in that the Fund may need to sell assets to meet redemptions at inopportune times. The Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

3

Investor Profile

The Global Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	seek a fund that may perform differently than other types of equity or bond funds;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their investment portfolio a fund that invests primarily in companies operating in the global real estate industry.

An investment in the Global Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance

The bar chart and the table below show how the Global Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance compared with an index which serves as a broad measure of market performance. Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund. The Fund’s past performance does not show how the Fund will perform in the future.

E.I.I. Global Property Fund Returns for Each Full Calendar Year
Since the Fund’s Inception on February 1, 2007*

*	The best calendar quarter return during the period shown above was 39.58% in the second quarter of 2009; the worst calendar quarter was -24.63% in the fourth quarter of 2008. The Global Fund’s calendar year-to-date total return is 4.13% as of September 30, 2014.

4

Average Annual Total Returns
(for the Periods Ended December 31, 2013)

	One Year	Five Years	Since Inception (February 1, 2007)
Global Fund return before taxes	0.61%	15.62%	-0.56%
Global Fund return after taxes on distributions	-0.20%	14.87%	-1.11%
Global Fund return after taxes on distributions and sale of shares	0.45%	12.38%	-0.57%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)*	4.39%	16.06%	-0.50%

*	The FTSE EPRA/NAREIT Developed Index is a broad based index designed to measure the performance of companies engaged in real estate activities in the North American, European, and Asian real estate markets. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up the particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Global Fund’s shares, when redeemed, may be worth more or less than original cost. The Fund’s performance takes into account all applicable fees and expenses.

Investment Adviser

EII serves as the Global Fund’s investment adviser.

Portfolio Managers

The Global Fund team consists of Portfolio Managers and Analysts. Alfred C. Otero is primarily responsible for the day-to-day management of the Global Fund. Mr. Otero has been a Portfolio Manager of the Global Fund since its inception in February 2007. Mr. Otero has been a Managing Director of EII since 2002.

5

E.I.I. International Property Fund — Summary Section

Investment Objective

The International Fund’s investment objective is to provide current income and long-term capital gains.

Fund Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the International Fund:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.99%
(Fee Waiver) Recoupment	0.01	%(1)
Total Annual Fund Operating Expenses After (Fee Waiver) or Recoupment	1.00%

(1)	Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the International Fund (excluding certain investment related and extraordinary expenses and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses to not more than 1.00% of the average daily net assets of the Institutional Class shares of the International Fund. This expense limitation may not be amended or withdrawn until one year from the date of this Prospectus. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment and recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the International Fund.

Example

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,020	$3,163	$5,480	$12,139

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the International Fund. Actual expenses may be higher or lower than those reflected above. The example reflects the expense waiver/reimbursement by the Adviser for only the One Year period and the first year of the other periods presented. In circumstances where the Adviser may be in a position to recoup previously waived

6

expenses for the International Fund, the estimated impact of the recoupment is shown in the example for the years in which it is available. Waivers of fund fees and expenses and their subsequent potential recoupment are subject to the parameters detailed above in the footnote to the Annual Fund Operating Expenses table.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Strategies

The International Fund seeks to achieve its investment objective by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate. Under normal market circumstances, the Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the equity securities of non-U.S. companies (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

International property companies may include hotel and gaming companies, retailers, theatre companies, supermarket chains, developers and mortgage companies.

The securities in which the International Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

EII’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies by its analyst team. The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis.

By investing in the major international property markets outside the U.S. (including those in emerging market countries), the International Fund seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in the global property markets, and broad exposure to investing in different markets worldwide. In the opinion of the Adviser, property securities provide a higher level of local market exposure and income returns than other types of equity securities. Property company returns do not tend to be highly correlated with either local or foreign broad-based securities markets.

The Adviser also will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. This is especially important given the international orientation of the International Fund. The Adviser will closely monitor the Fund’s exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns).

In order to attempt to meet the International Fund’s investment objective, the Adviser will seek to invest in securities that will provide sufficient current income and liquidity. Since the Fund will have an overall value orientation, portfolio turnover is anticipated to be modest, thereby minimizing the Fund’s expenses. The Adviser will monitor the Fund’s exposure to a wide variety of property markets to ensure that portfolio risk levels are within the Adviser’s internal guidelines.

7

Principal Investment Risks

Risks associated with investing in the securities of companies in the real estate industry include the following: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

As with any mutual fund, there is no guarantee that the International Fund will earn income or show a positive total return over time. The Fund’s price, yield and total return will fluctuate. You may lose money if the Fund’s investments do not perform well.

Investment Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk.  Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Foreign (Non-U.S.) Securities Risk.  Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Foreign Currency Risk.  The Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk.  Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Interest Rate Risk.  Interest rate risk is the risk that preferred securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Redemption Risk.  Redemptions may pose additional risks to the Funds in that the Fund may need to sell assets to meet redemptions at inopportune times. The Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

8

Investor Profile

The International Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the international real estate industry.

An investment in the International Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance

The bar chart and the table below show how the International Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance compared with an index which serves as a broad measure of market performance. Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund. The Fund’s past performance does not show how the Fund will perform in the future.

E.I.I. International Property Fund Returns for Each Full Calendar Year
Since the Fund’s Inception on July 1, 2004*

*	The best calendar quarter return during the period shown above was 47.79% in the second quarter of 2009; the worst calendar quarter was -20.83% in the third quarter of 2011. The International Fund’s calendar year-to-date total return is -5.49% as of September 30, 2014.

9

Average Annual Total Returns
(for the Periods Ended December 31, 2013)

	One Year	Five Years	Since Inception (July 1, 2004)
International Fund return before taxes	4.28%	16.69%	10.32%
International Fund return after taxes on distributions	3.13%	15.70%	9.57%
International Fund return after taxes on distributions and sale of shares	2.68%	13.24%	8.34%
FTSE EPRA/NAREIT Developed ex US Index (reflects no deductions for fees, expenses or taxes)*	6.14%	15.86%	8.66%

*	The FTSE EPRA/NAREIT Developed ex US Index is a broad based index designed to measure the performance of companies engaged in real estate activities in Europe and Asia. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up the particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The International Fund’s shares, when redeemed, may be worth more or less than original cost. The Fund’s performance takes into account all applicable fees and expenses.

Investment Adviser

EII serves as the International Property Fund’s investment adviser.

Portfolio Managers

The International Fund team consists of Portfolio Managers and Analysts. Alfred C. Otero, Michael Wong and Andrew Cox are primarily responsible for the day-to-day management of the International Fund. Mr. Otero has been Portfolio Manager of the International Fund since July 2014 and Mr. Wong has served the International Fund as the Senior Analyst-Asia since July, 2012 and Co-Portfolio Manager-Asia since September, 2014. Mr. Cox has served as the Senior Analyst and Co-Portfolio Manager-Europe since September, 2014.

Mr. Otero has been a Managing Director of EII since 2002, Mr. Wong has been a Vice President of EII Capital Management Pte. Ltd. since 2012 and Mr. Cox has been a Managing Director of EII Capital Management Ltd. since 2014.

10

E.I.I. Realty Securities Fund — Summary Section

Investment Objective

The Domestic Fund’s investment objective is to provide the diversification and total return potential of investments in real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

Fund Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Domestic Fund:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fees	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	None
Other Expenses	0.37%
Total Fund Operating Expenses	1.27%
(Fee Waiver) Recoupment	(0.47	)%(1)
Total Annual Fund Operating Expenses After (Fee Waiver) or Recoupment	0.80%

(1)	Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Domestic Fund (excluding certain investment related and extraordinary expenses, and acquired fund fees and expenses) to the extent necessary to limit the direct total annual expenses to not more than 0.80% of the average daily net assets of the Institutional Class shares of the Domestic Fund. This expense limitation may not be amended or withdrawn until one year from the date of this Prospectus. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment or recoup a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitation stated above for the Domestic Fund.

Example

This Example is intended to help you compare the cost of investing in the Domestic Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the Domestic Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Domestic Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$817	$3,563	$6,518	$14,926

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Domestic Fund. Actual expenses may be higher or lower than those reflected above. The example reflects the

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expense waiver/reimbursement by the Adviser for only the One Year period and the first year of the other periods presented. In circumstances where the Adviser may be in a position to recoup previously waived expenses for the Domestic Fund, the estimated impact of the recoupment is shown in the example for the years in which it is available. Waivers of fund fees and expenses and their subsequent potential recoupment are subject to the parameters detailed above in the footnote to the Annual Fund Operating Expenses table.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Strategies

The Domestic Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate. Under normal market circumstances, the Fund will invest at least 80% of its net assets (which, for purposes of this policy, may include borrowings for investment purposes) in the securities of companies in the United States that are in the real estate industry, (with a primary emphasis on real estate investment trusts (“REITs”) or REIT-like structures) that are “principally engaged” in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. 20% of the Fund’s total net assets may be invested in securities of foreign real estate companies. For purposes of this policy, “principally engaged” means that at least 50% of a company’s revenues are derived from such real estate activities or at least 50% of the fair market value of a company’s assets are invested in real estate. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The securities in which the Domestic Fund may invest include but are not limited to common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The analyst team at EII analyzes companies on a qualitative and quantitative basis to determine whether they are appropriate for investment. Qualitative analysis includes management strength, business strategy, financial strength and competitive advantages within the marketplace. Quantitative analysis entails review of cash flow and dividend growth prospects, risk-adjusted total return expectations, real estate analysis using criteria such as capitalization rates and values on a square footage basis and balance sheet strength and relative cost of capital. Portfolio managers and analysts comprise an investment team that selects companies for investment.

Principal Investment Risks

The Domestic Fund is subject to the risks common to all mutual funds that invest in equity securities, foreign securities, real estate securities and fixed-income securities. You may lose money by investing in this Fund if any of the following occur:

•	domestic and foreign stock markets or real estate markets go down;
•	there are changes in the markets for REITs, which are subject to more abrupt or erratic price movements than equity securities markets;
•	one or more stocks in the Fund’s portfolio do not perform as well as expected;
•	there are changes in interest rates;
•	there are increases in operating costs generally of real estate properties or increases in competition, property taxes or capital expenditures regarding real estate properties;
•	there are increases in defaults relating to real estate properties, including defaults by borrowers or tenants; or
•	the real estate industry is affected by certain economic, political or regulatory occurrences.

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In this Prospectus, “REITs” are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

As a non-diversified fund, the Domestic Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified and the decline in value of an investment in a single issuer would cause the Domestic Fund’s overall value to decline to a greater degree. As such, with each investment potentially having a greater effect on the Domestic Fund’s performance, the Domestic Fund’s performance is more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

As with any mutual fund, there is no guarantee that the Domestic Fund will earn income or show a positive total return over time. The Fund’s price, yield and total return will fluctuate. You may lose money if the Fund’s investments do not perform well.

The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Additionally, redemptions may pose additional risks to the Funds in that the Fund may need to sell assets to meet redemptions at inopportune times. The Fund may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

Investor Profile

While the Domestic Fund is non-diversified under the federal securities laws, where performance of a particular investment or a small group of investments may affect the performance more than if the Fund were “diversified,” an investment in the Domestic Fund may serve as an effective portfolio diversifier for many investors by providing real estate exposure.

The Domestic Fund may be appropriate for investors who:

•	seek to grow capital over the long term;
•	are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry;
•	can withstand volatility in the value of their shares of the Fund; and
•	wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the real estate industry.

An investment in the Domestic Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, nor is it intended to be used as a short-term trading vehicle.

Fund Performance

The bar chart and the table below show how the Domestic Fund has performed in the past and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance compared with an index which serves as a broad measure of market performance. Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund. The Fund’s past performance does not show how the Fund will perform in the future.

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E.I.I. Realty Securities Fund Returns for Each Full Calendar Year
For the Last Ten Years*

*	The best calendar quarter return during the period shown above was 31.45% in the third quarter of 2009; the worst calendar quarter was -35.66% in the fourth quarter of 2008. The Domestic Fund’s calendar year-to-date total return is 15.08% as of September 30, 2014.

Average Annual Return
(for the Periods Ended December 31, 2013)

	One Year	Five Years	Ten Years
Domestic Fund return before taxes	2.47%	16.02%	9.11%
Domestic Fund return after taxes on distributions	-1.55%	14.49%	5.74%
Domestic Fund return after taxes on distributions and sale of shares	3.93%	12.54%	7.38%
FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)*	2.47%	16.50%	8.42%

*	The FTSE NAREIT Equity REITs Index is a broad based index designed to measure the performance of U.S. Equity REITs. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up the particular market. An index does not show actual investment returns. Payment of management or brokerage fees or taxes would lower an index’s performance. An index is unmanaged and should not be considered an investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Domestic Fund’s shares, when redeemed, may be worth more or less than original cost. The Fund’s performance takes into account all applicable fees and expenses.

Investment Adviser

EII serves as the Domestic Fund’s investment adviser.

Portfolio Managers

The Domestic Fund team consists of Portfolio Managers and Analysts. Alfred C. Otero is the Portfolio Manager of the Domestic Fund. Mr. Otero has been primarily responsible for the day-to-day management of the Domestic Fund since July 2004 and has been a Managing Director of EII since 2002. Gabriel Buerkle has served as Assistant Portfolio Manager of the Fund since December 2012 and has been a Vice President of EII since 2008.

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Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Shares is $100,000 for each Fund. This minimum may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

If you wish to redeem shares directly through the Fund, you can do so on any business day by calling 888-323-8912 or by writing the Fund at E.I.I. [Indicate name of Fund], P.O. Box 9822, Providence, RI 02940. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer or financial intermediary should contact the broker-dealer or financial intermediary directly.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about Investment Strategies and Related Risks

Additional Investment Strategies

Each Fund seeks to achieve its objective by investing in companies that own, operate, develop and manage real estate. Typically, an investment in commercial real estate provides returns, customarily in the form of yield, and additional appreciation potential, which means that the price of the investment increases over time. Maintaining a component of current income, or dividends, may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, each Fund will target companies with the highest risk-adjusted total return potential.

In addition, a Fund may invest in other securities, as described in the section entitled “Other Securities and Investment Practices.”

Investment Philosophy

EII’s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the global marketplace. In this regard, EII deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:

•	Experienced, dedicated management teams are in place, which have markets expertise, and have a pro-shareholder orientation.
•	The companies have long-term strategies, which position them for sustainable cash flow growth.
•	The companies have sufficiently strong balance sheets to enable significant growth.

Global Fund

The Adviser will employ its, and its affiliates’, extensive global real estate experience in a value-oriented approach to maximizing risk-adjusted returns. The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser’s fundamental approach to valuing companies.

The investment process results from the Adviser’s experience in the real estate markets and financial markets globally and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Prior to investing in any company, the portfolio managers will have met with company executives to assess firsthand the investment opportunity. This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply. The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and our collective market contacts.

Companies are placed through a series of preliminary liquidity screens in order to determine which of them are likely to provide the most attractive investment opportunities. The Adviser will use company models to further refine the analysis. The key components of the Adviser’s models are both quantitative and subjective. The Adviser focuses on each company’s ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business. Foremost among the Adviser’s primary quantitative screens is access to capital, which is critical to these asset-intensive companies. Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value. As many companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market.

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Non-quantitative measures will focus on the quality of management and ownership, management’s financial commitment, and market niche/business focus. This is where the Adviser’s real estate contacts and market experience become most critical.

The resulting list of potential investments is then re-analyzed in the context of market conditions. Once the valuations are confirmed, the investment is reviewed by the portfolio managers of the Adviser for final approval. As part of the approval process, both buy and sell target prices and/or valuation targets are set for each investment. The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of the portfolio managers. Once the sell target price has been reached, the position must be re-evaluated in order to determine whether to adjust the target price, reduce it or sell.

The Global Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia. It may also invest in the emerging markets of Europe, Asia, Latin America, South America and the Middle East and Africa. The Fund may but currently has no intention to participate in currency hedging or private placements. The Fund has no current intention to borrow for the purpose of leveraging the portfolio.

The Global Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries. For the purposes of this Prospectus, “emerging market countries” are defined as countries with gross domestic product per capita of less than $10,000 and such other criteria as the Adviser may deem relevant.

The Global Fund seeks to exceed the performance of its benchmark, the FTSE EPRA/NAREIT Developed Index. The Fund generally will hold a minimum of 30 stocks within the portfolio, but will typically average between 40 and 60 stocks.

No single country will exceed 30% of the Global Fund’s portfolio (with the exception of the United States which can represent over 50% of the Fund’s total assets).

International Fund

The Adviser will employ its, and its affiliates’, extensive international real estate experience in a value-oriented approach to maximizing risk-adjusted returns. The Adviser believes that property markets are inefficient relative to other markets, and will seek to take advantage of pricing anomalies that are discovered through the Adviser’s fundamental approach to valuing companies. Unlike industrial sectors, the property sector cannot easily adjust to changes in market conditions. Properties take time to develop and either sell or lease, and once a project has begun, it is difficult to stop. Rents and property values also take time to adjust, and this economic friction can lead to market pricing inefficiencies, which, in the opinion of the Adviser, should provide the Fund with investment opportunities.

The investment process results from the Adviser’s experience in the real estate and international financial markets and involves a highly disciplined, value-oriented approach. The Adviser will focus principally on those countries that have established property markets and that have the appropriate level of country risk and growth prospects. Prior to investing in any market, the International Fund’s portfolio managers will have met with key government and company executives to assess firsthand the investment opportunity. This is most critical for companies operating in emerging market countries, as the economic data used by the Adviser for screening opportunities in these countries generally are not as accurate or timely as the data available for developed countries.

Once a country has been identified as worthy of further consideration, the Adviser reviews local economic factors to determine the stage of the property cycle and which companies are well positioned to benefit from future trends. The economic factors that directly affect supply and demand of various property types include: job growth, building permit trends, financial market liquidity and interest rates, absorption, and pending additions to supply. The primary sources for this economic data include broker research, databases compiled by Bloomberg and other Internet-based econometric services, the real estate brokerage community and market contacts.

After isolating those companies that are most likely to provide investment opportunities, the Adviser will use company models to further refine the analysis. The key components of the Adviser’s models are both

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quantitative and subjective. The Adviser focuses on each company’s ability to generate cash flow to cover recurring capital expenditures and fixed charges to support ongoing business. Foremost among the Adviser’s primary quantitative screens is access to capital, which is critical to such asset-intensive companies. Net asset values of companies will be evaluated in the context of a break-up or liquidation scenario, but they will not be used exclusively in the determination of overall company value. As many of these companies depend on growth to enhance shareholder value, the Adviser also will look for companies whose growth opportunities are not fully valued by the market. Non-quantitative measures will focus on the quality of management and ownership, management’s financial commitment, and market niche/business focus. This is where the Adviser’s real estate contacts and market experience become most critical.

The resulting list of potential investments is then re-analyzed in the context of market conditions. Once the valuations are confirmed, the investment is reviewed by the senior management of the Adviser for final approval. As part of the approval process, both buy and sell target prices are set for each investment. The valuations are reviewed quarterly or more frequently if new developments require, and target prices may be reset with the approval of senior management of the Adviser. Once the sell target price has been reached, the position must be sold or a new target price set.

The International Fund will invest primarily in companies located in the developed countries of North America (ex-USA), Europe and Asia. It may also invest in the emerging markets of Europe, Asia, Latin America, South America and the Middle East and Africa. The Fund may but currently has no intention to participate in currency hedging or private placements. The Fund has no current intention to borrow for the purpose of leveraging the portfolio.

The International Fund will invest no more than 10% of its total assets in the securities of any one issuer or in companies operating in emerging market countries. For the purposes of this Prospectus, “emerging market countries” are defined as countries with gross domestic product per capita of no more than $10,000 and such other criteria as the Adviser may deem relevant.

The International Fund seeks to exceed the performance of its benchmark, the FTSE EPRA/NAREIT Developed ex US Index. The International Fund generally will hold on average, 35 to 40 stocks, but at times may go as high as 50 stocks, as market conditions warrant.

The International Fund will be limited to investing no more than three times a country’s weight in the Index, although the Adviser may, in its discretion, exceed this limitation in order to maintain a meaningful position in a particular security. No single country will exceed 30% of the Fund’s portfolio (with the exception of Hong Kong).

Domestic Fund

The Domestic Fund seeks to achieve its objectives by investing in companies that own, operate, develop and manage real estate. Typically, an investment in commercial real estate provides a significant current return, customarily in the form of dividends, and additional appreciation potential, which means that the price of the investment increases over time. As such, a critical objective of the Fund is to achieve total returns, which include a significant component of current income, or dividends, which may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential. The Fund intends to invest at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) that are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. The Domestic Fund also may invest up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities.

The Domestic Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Fund instead of investing directly in the underlying securities.

* * *

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Investment Philosophy Generally for the Funds

EII’s Investment Teams are composed of portfolio managers as well as analysts and strategists.

Investment Team Decision Process:

EII’s Investment Teams analyze global and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties. In addition, the Investment Teams make assessments of the economic environment and securitization trends, and then derive an investment strategy formulated to take advantage of perceived opportunities.

Analyst Team Decision Process:

EII’s analyst team tracks a universe of more than 400 individual companies globally that are considered for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns. EII’s global analyst team evaluates and analyzes companies based upon the following criteria:

Qualitative Analysis:

•	Management strength;
•	Business strategy;
•	Financial strength; and
•	Competitive advantages within the marketplace.

Quantitative Analysis:

•	Cash flow and dividend growth prospects;
•	Risk-adjusted total return expectations using numerous methodologies;
•	Real estate analysis using criteria such as capitalization rates and values on a square footage basis; and
•	Balance sheet strength and relative cost of capital.

Integral parts of EII’s investment process include:

•	Performing individual property and market evaluations which are important to understanding the company’s portfolio;
•	Verifying that the company’s assets are consistent with management’s stated strategy;
•	Finding and reviewing any problems relating to the company’s properties;
•	Evaluating the company’s properties and their position in the markets; and
•	Assessing the quality of property management.

Diversification Requirements

The Securities and Exchange Commission (the “SEC”) and the Internal Revenue Service (the “IRS”) impose certain requirements with which all mutual funds must comply. Each Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the Fund’s Statement of Additional Information (“SAI”).

•	SEC Requirement: The Global and International Funds are “diversified” according to certain federal securities provisions regarding diversification of its assets, while the Domestic Fund is a non-diversified Fund. As a non-diversified Fund, the Domestic Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.
•	IRS Requirement: Each Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, each Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

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Risk Factors Generally

Each Fund is designed for long-term investors who can weather changes in the value of their investment. In conjunction with the risks previously discussed in the Summary Sections, the following are general risks you may assume by investing in the Funds:

Investment Risk

Investment in the Funds are subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk

Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Convertible Securities Risk

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk

The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Funds.

Foreign Securities and Emerging Market Risks

To the extent the Funds invest in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Funds’ foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

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Foreign Currency

Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Interest Rate Risk

Interest rate risk is the risk that preferred securities, convertible securities and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program and may begin to raise rates.

Non-Diversification Risk

As a “non-diversified” Fund, the Domestic Fund can invest in fewer individual companies than a diversified fund. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Redemption Risk

Redemptions may pose additional risks to the Funds in that the Fund may need to sell assets to meet redemptions at inopportune times. The Funds may incur transaction costs, possible pricing pressure on the securities being sold, and the realization of taxable gains and losses.

The following risks are common to mutual funds that invest in fixed income securities:

Interest rate risk.  The value of a fixed income security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by fixed income securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

Reinvestment risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Credit (or default) risk is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal.

Portfolio Holdings

A description of the Funds policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds SAI. The Funds also file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) on Form N-Q as of the end of its first and third fiscal quarters. The Funds full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR. In addition to information on portfolio holdings, other Fund statistical information may be found by calling (800) 667-0974.

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Portfolio Management and Fund Operations

Advisory Services

The Trust, on behalf of each Fund, has entered into an investment advisory agreement with EII Realty Securities, Inc., 640 Fifth Avenue, New York, New York 10019. EII provides each Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund’s portfolio, at all times subject to the policies set forth by the Trust’s Board of Trustees (the “Board”). EII identifies and analyzes possible investments for each Fund, determines the amount and timing of such investments, and determines the forms of investments. EII also monitors and reviews each Fund’s portfolio.

Under the investment advisory agreement with EII, each Fund will incur a monthly advisory fee payable to the Adviser calculated at an annual rate of 0.75% of the Fund’s average daily net assets, before waivers, if any. During the fiscal year ended June 30, 2014, the International Fund, the Global Fund and the Domestic Fund paid monthly advisory fees to the Adviser (net of fee waivers or including recoupment by the Adviser for past waivers, if applicable) calculated at an annual rate of 0.76%, 0.76% and 0.28%, respectively, of the relevant Fund’s average daily net assets. Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the Funds to the extent necessary to limit the total annual expenses of the Funds’ Institutional Class shares to not more than 1.00% of those shares’ average daily net assets for the International and Global Fund, and to not more than 0.80% of those shares’ average daily net assets for the Domestic Fund. To the extent that the Adviser waives investment advisory fees and/or absorbs expenses, it may seek payment of (i.e. recoup) a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense limitations stated above for the International Fund, Global Fund and Domestic Fund, respectively.

A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement with EII for these Funds is available in the Funds’ shareholder report for the fiscal year ended June 30, 2014.

EII was formed in 1993 and is registered with the SEC as an investment adviser. It provides real estate securities portfolio management services to U.S. and Canadian tax-exempt institutions and other investors. EII is a wholly-owned subsidiary of EII Capital Management, Inc., which is a registered investment adviser providing real estate securities and fixed income portfolio management services to offshore clients. EII and EII Capital Management, Inc. are owned by EII Capital Holding, Inc., which is owned by management.

EII Capital Management, Inc. was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.

Administrative Services

EII also serves as each Fund’s administrator. EII supervises the administration of all aspects of each Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. For these services and facilities, for Institutional Shares, EII receives with respect to each Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Fund.

Portfolio Managers

Global Fund — Alfred C. Otero has been a portfolio manager primarily responsible for the day-to-day management of the Global Fund’s portfolio since its inception in February 2007.

International Fund — Alfred C. Otero has been a portfolio manager primarily responsible for the day-to-day management of the International Fund’s portfolio since July 2014. Michael Wong has served as the Senior Analyst-Asia of the International Fund since July, 2012 and as Co-Portfolio Manager-Asia since September 2014. Andrew Cox has served as the Senior Analyst and Co-Portfolio Manager-Europe of the Fund since September 2014.

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Domestic Fund — Alfred C. Otero has been primarily responsible for the day-to-day management of the Domestic Fund’s portfolio since July 2004 and Gabriel Buerkle has served as Assistant Portfolio Manager of the Fund since December 2012.

ALFRED C. OTERO has been a Managing Director of EII since 2002. Mr. Otero is primarily responsible for the firm’s Global and North American real estate investment activities and is Co-Portfolio Manager of EII’s International real estate activities. He has been with EII for more than 18 years and has lead the firm’s U.S. REIT efforts since July 2004. Prior to joining the firm, Mr. Otero managed real estate investments and initiatives for Mutual of America Capital Management Corp. Mr. Otero earned a BBA in Finance in 1989 and an MBA in 1992 from the University of Notre Dame.

MICHAEL WONG, CFA, has been a Vice President of EII Capital Management Pte. Ltd. since 2012. He serves as the Senior Analyst and Co-Portfolio Manager for the firm’s Asian real estate securities strategy and is responsible for coverage of Asian REITs and Japanese, Hong Kong and Chinese property equities. Prior to joining EII Mr. Wong served as an Assistant Fund Manager for an international investment company where he was responsible for the management of the Asian property securities portfolio as well as coverage of the Hong Kong, Chinese and Japanese property markets. He began his career in the risk management department of an overseas bank in 2004. Mr. Wong graduated from the National University of Singapore with a Bachelor’s degree and is a CFA Charterholder.

ANDREW COX, CFA, has been a Managing Director of EII Capital Management Ltd. since 2014, rejoining the firm after working for EII Capital Management, Inc. from 2007-2009. He serves as the Co-Portfolio Manager for the firm’s European real estate securities strategy. From 2011 to 2014, Mr. Cox worked at GIC Real Estate where he was responsible for managing listed real estate investments in Europe. Prior to joining GIC in 2011, he established the UK property equity research coverage for Numis Securities and from 2007 to 2009 was employed by EII Capital Management, Inc. in New York as a Senior Analyst, in the International real estate securities team. Mr. Cox started his career at Schroders PLC in London in 2001, becoming a European property securities research analyst in 2004. He is a graduate of the University of St. Andrews, MA (Hons) in Economics and a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of each Fund’s shares.

Securities in Which the Funds Invest

Real Estate Investment Trusts

REITs are companies that own interests in real estate or in real estate-related loans and other interests, with revenues primarily consisting of rent derived from owned, income-producing real estate properties, and the potential capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to its shareholders as long as it meets certain tax related requirements, such as a requirement that it distributes substantially all of its taxable income to its shareholders. REITs can be characterized as equity REITs, mortgage REITs, and hybrid REITs. Each Fund will invest predominantly in equity REITs. Each Fund may also invest in mortgage and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Foreign (Non-U.S.) Real Estate Securities

Each Fund invests in non-U.S. real estate companies, including REITs and REIT-like entities. Some countries may have a REIT structure very similar to that which exists in the United States today, while other countries have REIT-like structures that differ from the U.S. in terms of tax requirements or benefits, or scope of qualifying business activities. In addition, there are some countries that have yet to adopt a REIT structure in

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any form. The Fund may invest in any REIT or REIT-like entities that it deems acceptable under the terms and descriptions set forth in this prospectus.

Investing In The Funds

Share Price

Shares are purchased and redeemed at a Fund’s daily share price, called its “net asset value” or “NAV.” The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. Each Fund’s NAV is calculated each business day as of the close of the New York Stock Exchange (the “NYSE”) (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the NYSE is open for trading.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which a Fund does not price its shares. In this case, the Fund’s NAV may change on days when you are not able to buy or sell Fund shares.

Valuation of Portfolio Securities

Each Fund’s NAV is calculated by adding up the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund. Each Fund’s assets are valued primarily on the basis of readily available market quotations. When these quotations are not readily available, however, a Fund may price its investments at fair value according to procedures approved by the Board. A security’s market quotation may not be considered “readily available” in situations in which: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to government-imposed restrictions; (vii) the security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading or limited trading has taken place at the limit up price or limit down price; (ix) the security’s sales have been infrequent or a “non- active” market in the security exists; or (x) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

The Board has delegated day to day fair valuation of each Fund’s portfolio securities to the Adviser using methods approved by the Fund’s Board. BNY Mellon Investment Servicing (US) Inc., which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities consistent with the Board approved methods. To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

The Board has delegated the fair valuation of each Fund’s portfolio securities to the Adviser. BNY Mellon Investment Servicing (US) Inc., which acts as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities. To assist with their responsibilities, the Adviser and/or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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Investing With the Funds

The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of a Fund.

The minimum initial investment for Institutional Shares is $100,000 for each Fund. This minimum may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

How To Open Your Account

To open an account, complete the appropriate sections of the Purchase Application, carefully following the instructions. Please be sure to include your name, date of birth, street address, and either your Social Security or Taxpayer Identification number on the Purchase Application. Additional documentation may be required. If you have any questions, please contact the Funds directly at (800) 667-0794 or the Transfer Agent at (888) 323-8912. You may elect to have telephone redemption privileges by completing section #6 of the account application.

Orders through Brokers

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Customer orders placed through an authorized broker will be priced at a Fund’s NAV next computed after such orders are received by the broker or the broker’s authorized designee and accepted by the Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

If an investor effects a transaction through a broker or agent, the broker or agent may charge transaction fees on the purchase and/or sale of Fund shares.

Customer Identification

Each Fund seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. A Fund may limit account activity until investor identification information can be verified. If a Fund is unable to obtain sufficient investor identification information to form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

How To Purchase Shares

Shares can be purchased by sending in your investment by wire transfer (see instructions below) or by check payable to “E.I.I. ____________________ Fund.” [Indicate name of Fund.]

All purchases must be made in U.S. dollars and drawn on U.S. banks. Each Fund reserves the right, in its sole discretion, to (i) suspend or modify the offering of its shares; (ii) reject purchase orders; or (iii) modify or eliminate the minimum initial investment in the Fund. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. You may only invest in the Fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, you may be asked to re-establish the minimum investment. If you do not do so within 60 days, a Fund may close your account and send you the value of your account. No Fund accepts third party checks, credit cards, starter checks, money orders, cashier’s checks, bank drafts or travelers checks.

If you would like to make additional investments by wire transfer after your account is already established, you must call the above number prior to 4:00 p.m. Eastern time to advise the relevant Fund of the incoming wire transfer. The wire must be received by 4:00 p.m. Eastern time.

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The wiring instructions are:

Bank of New York Mellon
ABA # 011-0012-34
Credit DDA #00-0073-3903BNY Mellon Investment Servicing (US) Inc. as agent for the Funds
Further Credit:  Beneficiary Name, Beneficiary Fund/Account Number

Please be advised that the Transfer Agent does not charge a wire fee, but your originating bank may charge you a fee. Always call your EII representative at 800-667-0794 BEFORE wiring funds.

You may also send a check to the address listed on the following page, payable to specific fund: (E.I.I. International Property Fund, E.I.I. Global Property Fund or E.I.I. Realty Securities Fund).

Retirement Plans

You can use a Fund as part of your retirement portfolio. Please contact the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

How To Redeem Shares

If a Fund receives your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the NYSE on that day. Shares can be redeemed in one of the following ways:

•	By Telephone. The easiest way to redeem shares is by calling 888-323-8912. When you are ready to redeem, call the Funds and specify which of the following options you would like to use to send you your proceeds:
•	Mail a check to the address of record.
•	Wire funds to a domestic financial institution. If you want your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day. No Fund will accept any bank instruction changes via telephone.
•	Mail to a previously designated alternate address.

If you wish to have telephone authorization on your account, be sure to check the appropriate box on the account application.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If a Fund properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither EII, nor its servicing agents nor the Transfer Agent will be responsible for any losses.

•	By Mail. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send the relevant Fund a letter of instruction indicating the Fund name, your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. You can use the same mailing addresses listed for purchases. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Funds post office box, of purchase orders or redemption requests do not constitute receipt by the Transfer Agent.

A medallion signature guarantee is required for the following redemption requests:

•	Your account registration has changed within the last 30 days;
•	The check is not being mailed to the address on your account;
•	The check is not being made payable to the owner of the account; or
•	The redemption or cash distribution bank instructions have changed.

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A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the NYSE Medallion Signature Program (MSP). You will earn dividends up to the date your redemption request is processed.

Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the case of large redemptions, we reserve the right to take up to seven days to pay your redemption proceeds. In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

•	Regular U.S. Mail Address

E.I.I. Realty Securities Funds
P.O. Box 9822
Providence, RI 02940

•	Overnight Mail Address

Use the following address ONLY for overnight packages:

E.I.I. Realty Securities Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Payments-in-Kind

Notwithstanding the above, if we determine that it is in the best interest of a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund from which you are redeeming. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities. In addition, if we determine that it is in the best interest of a Fund, from time-to-time we may accept investors requests to purchase shares of a Fund by exchanging securities they own for shares of the Fund.

Exchanges

You may exchange shares of one Fund for shares of the same class of any Fund. To exchange your shares, you must give exchange instructions to the Adviser of the Fund you own or the Transfer Agent either in writing or by telephone.

When exchanging your shares, please keep in mind:

•	An exchange of shares may create a tax liability for you. You may have a gain or loss on the transaction, since the exchange of shares will be treated like a sale.
•	When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to the Fund you own or the Transfer Agent in writing, which will cause a delay.
•	If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

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Frequent Purchases and Redemptions of Fund Shares (“Market Timing”)

Market timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in market timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns.

The Trust neither encourages nor accommodates market timing of a Fund’s shares. To this end, the Board has adopted policies and procedures with respect to market timing.

Prevention.  The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to market timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time a Fund calculates its NAV, based on developments in the market occurring after the foreign market close. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to market timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

Detection and Remedies.  Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being market timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected market timing activity based on short-term purchase/sale activity indicative of market timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of a Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase. Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

The Adviser will undertake to obtain the cooperation of financial intermediaries with respect to monitoring non-disclosed and omnibus accounts. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, each Fund reserves the right in its sole discretion to reject purchase orders.

Dividends, Distributions and Taxes

Dividends and Distributions

As a shareholder, you are entitled to your share of net income and capital gains on a Fund’s investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Domestic Fund declares and pays dividends from its net investment income quarterly and each of the International and Global Funds does so annually. Each Fund pays any net capital gains realized as capital gain distributions at least annually. Both dividend and capital gain distributions can be received in one of the following ways:

Reinvestment Option:  You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

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Cash Option:  You can have distributions paid to you in cash. A check will be mailed to you no later than 7 days after the payment date.

Income Earned Option:  Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Bank Account Option:  In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a distribution will be transferred within 7 days of the payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application. If you would like to change the option you selected, please call the Transfer Agent at 888-323-8912. Additional documentation may be required. No Fund will accept any changes in wire transfer instructions via telephone.

You should check a Fund’s distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes

•	Each Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. In order to do so, the Fund must meet the Code’s diversification requirements. Under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. government securities).
•	Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund, provided applicable Fund and shareholder level requirements are met. The current maximum long-term capital gain rate is 20%. Qualified dividends may include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, certain corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the U.S.).
•	Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable as long-term capital gains without regard to the length of time you hold the shares of the Fund.
•	Generally, dividends paid to a Fund by a REIT will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund.
•	Dividends and capital gain distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
•	Dividends from interest on certain U.S. government obligations held by a Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. Each Fund, however, expects dividends of this kind to be minimal.
•	Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
•	Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.
•	Each Fund is required to report to the IRS and furnish to its shareholders basis information for sales of shares purchased on or after January 1, 2012, and whether any gain or loss with respect to such shares is long-term or short-term. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. Shareholders may

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elect to have one of several basis methods applied to their account for purposes of calculating the basis of shares sold, including cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as the default basis method, and will treat sales as being made first from shares purchased prior to January 1, 2012. If average cost is used for the first sale by a shareholder of Fund shares covered by these rules, the shareholder may change to an alternative basis method, but generally only for shares purchased after the date of the change. Shareholders should consult with their tax advisors to determine the best basis method for their individual tax situation.
•	Tax statements will be mailed from the Funds every January showing the amounts and tax status of distributions made to you.
•	A Fund may be able to pass through to you a credit for foreign income taxes it pays.
•	Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
•	You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. Annually, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Additional Information

Shareholder Communications

You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Funds. In addition, you also will receive updated prospectuses or supplements to this Prospectus. The securities described in this Prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI. Shareholders also receive quarterly performance updates and reviews.

Privacy Policy

In the course of your business dealings with EII, you will be required to share certain personal information with EII. EII is committed to maintaining the privacy of this information and recognizes the importance of preventing unauthorized access to it. You may provide personal information, such as your address or Social Security number, on our account application forms. You may also provide this information to EII through written, electronic or telephone inquiries. EII does not sell personal information about current and former customers to anyone and EII will not access your information unless it is necessary to process a transaction, service your account or as otherwise required or permitted by law. EII is required to disclose this information to companies that perform an administrative function on behalf of the Funds, such as BNY Mellon Investment Servicing (US) Inc., which acts as the Funds’ Sub-Administrator and Transfer Agent. These organizations will use this information only for the purpose of providing required services or as otherwise may be required by law. EII maintains physical, electronic and procedural safeguards to protect its clients’ personal information. Information of this nature is restricted only to employees that require access to it for the purpose of servicing your account and relationship with EII.

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Other Information About the Funds

Series and Classes of the Trust

Each Fund is a series of the Trust, a Delaware statutory trust that was formed on December 22, 1997. Each Fund’s business affairs are managed under the general supervision of the Board. The SAI contains the name and general business experience of each Trustee.

While each Fund may offer three classes of shares, currently, only the Institutional Class is offered; the Adviser and Investor Classes of each Fund’s shares have not yet commenced operations.

The Board may establish additional series or classes of the Trust without the approval of the current Funds’ shareholders.

Code Of Ethics

EII and the Trust have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Turnover

Each Fund anticipates that its portfolio turnover rate for any one year will not exceed 75%, which (in each case) is lower than the turnover rate for many comparable real estate securities funds. A Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to a Fund and will decrease the portion of the Fund’s distributions constituting taxable capital gains.

Investment Performance

The performance of the Funds may be advertised by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Performance information is contained in the Annual and Semi-Annual reports. You may obtain a copy of the Annual and Semi-Annual Reports free of charge by calling toll-free 800-667-0794.

Other Securities and Investment Practices

The following are some of the types of securities the Funds may purchase under normal market conditions. The majority of each Fund’s portfolio is made up of equity securities.

Temporary Defensive Investments — for cash-management or temporary defensive purposes in response to market conditions, each Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective. For more information see the SAI.

Asset-Backed Securities — a form of complex security, similar to mortgage-related securities, but with a less effective security interest in the related collateral.

Convertible Securities — including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

Corporate Debt Securities — including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferred stock.

Money Market Instruments — each Fund may invest in the following types of money market instruments:

•	U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency. There is no guarantee that the U.S. government will provide support to agencies or instrumentalities if they are unable to meet their obligations.

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•	Bank Obligations. Certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
•	Commercial Paper. Short-term, unsecured promissory notes issued for short- term credit needs.

Mortgage-Related Securities — securities backed by a mortgage or a pool of mortgages. These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

•	Commercial Mortgage-Related Securities. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.
•	Residential Mortgage-Related Securities. Securities representing interests in pools of one-to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

Zero Coupon Securities — securities purchased at a discount from face value. The face value of the security is received at its maturity, with no periodic interest payments before maturity. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

Illiquid Securities — securities that are not readily marketable. No Fund will invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days, in the usual course of business, at approximately the price at which the Fund has valued them.

Restricted Securities — unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” each Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

Investment Companies — securities issued by other investment companies. Under the 1940 Act, each Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate. The Funds will invest in another investment company only if it has an investment objective that is similar to that of the given Fund.

These instruments and investment practices and certain related risks are described more specifically under “Portfolio Securities and Investment Practices” in the SAI.

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Financial Highlights

Global Fund

This financial highlights table is intended to help you understand the Global Fund’s financial performance for the last five fiscal years ended June 30. Certain information reflects financial results for a single Institutional share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30,
	2014		2013		2012		2011	2010
Net Asset Value, Beginning of Year	$16.78		$15.50		$15.87		$12.12	$10.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.29	(1)	0.23	(1)	0.21	(1)	0.22	0.19
Net Gain (Loss) on Securities (Realized and Unrealized)	1.74		1.43		(0.13	)(2)	3.79	2.07
Total from Investment Operations	2.03		1.66		0.08		4.01	2.26
LESS DISTRIBUTIONS
Net Investment Income	(0.36)		(0.38)		(0.45)		(0.26)	(0.19)
Net Realized Gain on Securities	—		—		—		—	—
Total Distributions	(0.36)		(0.38)		(0.45)		(0.26)	(0.19)
REDEMPTION FEES(3)	—		—		—		—	—
Net Asset Value, End of Year	$18.45		$16.78		$15.50		$15.87	$12.12
TOTAL RETURN(4)	12.34%		10.76%		0.89%		33.26%	22.36%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)	$1,285,949		$1,003,909		$585,169		$347,122	$203,268
Ratio of Expenses to Average Net Assets (Including effect of waivers and reimbursements)	0.99%		1.00%		1.00%		1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.97	%(5)	0.99%		1.02%		1.03%	1.06%
Ratio of Net Investment Income to Average Net Assets (Including effect of waivers and reimbursements)	1.67%		1.34%		1.46%		1.65%	1.87%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.68	%(5)	1.35	%(5)	1.45%		1.63%	1.81%
Portfolio Turnover Rate	18%		19%		14%		18%	19%

(1)	Per share numbers have been calculated using the average share method.
(2)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(3)	Amounts represent less than $0.005 per share.
(4)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(5)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

33

Financial Highlights (continued)

International Fund

This financial highlights table is intended to help you understand the International Fund’s financial performance for the last five fiscal years ended June 30. Certain information reflects financial results for a single Institutional share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30,
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$18.72		$15.99	$18.87	$14.20	$13.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.44	(1)	0.27 (1)	0.28 (1)	0.36	0.23 (1)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.59		2.81	(2.19)	4.68	0.86
Total from Investment Operations	2.03		3.08	(1.91)	5.04	1.09
LESS DISTRIBUTIONS
Net Investment Income	(0.62)		(0.35)	(0.97)	(0.37)	(0.25)
Net Realized Gain on Securities	—		—	—	—	—
Total Distributions	(0.62)		(0.35)	(0.97)	(0.37)	(0.25)
REDEMPTION FEES(2)	—		—	—	—	—
Net Asset Value, End of Year	$20.13		$18.72	$15.99	$18.87	$14.20
TOTAL RETURN(3)	11.05%		19.25%	(9.08)%	35.63%	7.96%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)	$984,387		$731,988	$536,033	$639,480	$447,139
Ratio of Expenses to Average Net Assets (Including effect of waivers and reimbursements)	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.99	%(4)	1.00%	1.04%	1.03%	1.05%
Ratio of Net Investment Income to Average Net Assets (Including effect of waivers and reimbursements)	2.23%		1.45%	1.73%	2.11%	1.49%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	2.24	%(4)	1.44%	1.69%	2.08%	1.44%
Portfolio Turnover Rate	9%		8%	13%	10%	8%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4)	During the period, certain fees were recouped by the Adviser. If such recoupment had not occurred, the ratios would have been as indicated.

34

Financial Highlights (concluded)

Domestic Fund

This financial highlights table is intended to help you understand the Domestic Fund’s financial performance for the last five fiscal years ended June 30. Certain information reflects financial results for a single Institutional share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP. A more extensive financial presentation is available in the Fund’s Annual Report, which is available upon request.

For an Institutional Class share outstanding throughout each year:

	Year Ended June 30,
	2014	2013		2012		2011	2010
Net Asset Value, Beginning of Year	$5.32	$4.99		$4.43		$3.34	$2.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.09	0.8		0.06		0.04 (1)	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	0.64	0.32		0.55		1.12	1.07
Total from Investment Operations	0.73	0.40		0.61		1.16	1.15
LESS DISTRIBUTIONS
Net Investment Income	(0.09)	(0.07)		(0.05)		(0.07)	(0.07)
Net Realized Gains on Securities	(0.67)	—		—		—	—
Total Distributions	(0.76)	(0.07)		(0.05)		(0.07)	(0.07)
REDEMPTION FEES	—	—	(2)	—	(2)	— (2)	—
Net Asset Value, End of Year	$5.29	$5.32		$4.99		$4.43	$3.34
TOTAL RETURN(3)	16.36%	8.10%		13.88%		34.96%	51.56%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (thousands)	$24,516	$21,879		$24,772		$18,722	$13,582
Ratio of Expenses to Average Net Assets (Including effect of waivers and reimbursements)	0.80%	0.80%		0.80%		0.80%	0.80%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.27%	1.28%		1.30%		1.44%	1.78%
Ratio of Net Investment Income to Average Net Assets (Including effect of waivers and reimbursements)	1.57%	1.44%		1.32%		1.09%	2.52%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.09%	0.96%		0.82%		0.45%	1.54%
Portfolio Turnover Rate	112%	114	%(4)	81	%(4)	99%	110%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(4)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

35

Officers and Trustees

Richard J. Adler, President,
 Chief Executive Officer & Trustee
Kathleen O. Heineken, Secretary
Michael J. Meagher, Treasurer &
 Chief Compliance Officer
Warren K. Greene, Independent Trustee
Glenn R. Mueller, Independent Chairman  & Trustee
Christian A. Lange, Trustee
Juan M. Meyer, Independent Trustee
Michael J. Abbott, Independent Trustee
Karin Shewer, Independent Trustee

Investment Adviser and Administrator

EII Realty Securities, Inc.
640 Fifth Avenue, 8th Floor
New York, New York 10019
(800) 667-0794

Sub-Administrator

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-5210

Distributor

Foreside Funds Distributors LLC
400 Berwyn Park, Suite 110
899 Cassatt Road
Berwyn, Pennsylvania 19312

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*
760 Moore Road
King of Prussia, Pennsylvania 19406

Custodian

The Bank of New York Mellon
2 Hanson Place
Brooklyn, New York 11217

Independent Registered
Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, New York 10036

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Statement of Additional Information.  The SAI provides a more complete discussion about the Funds and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports.  The Annual and Semi-Annual Reports to shareholders contain additional information about the Funds’ investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To Review or Obtain this Information.  The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the Funds toll-free at (888) 323-8912, by calling or writing a broker-dealer or other financial intermediary that sells the Funds or through the Funds’ website at http://www.eiicm.com/about-us/investor-login. This information and other information about the Funds are also available on the EDGAR database on SEC’s Internet site at http://www.sec.gov. In addition, this information may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

*	Please do not use this address to submit transaction requests. Please refer to page 24 – 27 of this prospectus for this purpose.

E.I.I. REALTY SECURITIES TRUST 888-323-8912

Investment Company Act No. 811-08649

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund — EIIRX
E.I.I. International Property Fund — EIIPX
E.I.I. Global Property Fund — EIIGX

Institutional Shares

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2014

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is incorporated by reference in its entirety in the prospectus dated October 28, 2014 for the E.I.I. Realty Securities Fund (the “Domestic Fund”), the E.I.I. International Property Fund (the “International Fund”), and the E.I.I. Global Property Fund (the “Global Fund”), as amended from time to time, and should be read in conjunction with that prospectus, copies of which may be obtained by writing E.I.I. Realty Securities Trust, P.O. Box 9822, Providence, Rhode Island 02940 or calling toll-free 800-667-0794. In this SAI, each of the Domestic, International and Global Funds is referred to as a “Fund” or collectively the “Funds.”

The audited financial statements for the fiscal year ended June 30, 2014 for the Domestic, International and Global Funds are incorporated in this SAI by reference to these Funds’ 2014 annual report to shareholders (File No. 811-08649). You may obtain a copy of these Funds’ latest annual report at no charge by writing to the address or calling the phone number noted above.

The International and Global Funds are “diversified” Funds while the Domestic Fund is a “non-diversified” Fund. As such, the Domestic Fund is not required to meet certain diversification requirements under the federal securities law. Compared with the “diversified” Funds, the Domestic Fund may invest a greater percentage of its assets in the securities of an individual issuer. Thus, the Domestic Fund’s assets may be focused in fewer securities than the other Funds. A decline in the value of those investments would cause the Domestic Fund’s overall value to decline to a greater degree.

Each Fund is a series of the E.I.I. Realty Securities Trust, a Delaware statutory trust (the “Trust”), which is an open-end managed investment company commonly known as a mutual fund. Each Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate. Much of the information contained in this SAI expands on subjects discussed in the prospectus. Capitalized terms not defined herein are used as defined in the prospectus. No investment in shares of a Fund should be made without first reading the prospectus.

INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of the Funds as set forth in the prospectus. The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI.

Borrowing

Each Fund may, from time to time, borrow money to the maximum extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), from banks at prevailing interest rates for temporary or emergency purposes (for example in order to meet redemptions), and to invest in additional securities. Each Fund’s borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, within three business days, the Fund must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed generally will cause a Fund’s net asset value per share (“NAV”) to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, a Fund’s NAV could decrease faster than if there had been no borrowings.

Each Fund may borrow by entering into reverse repurchase agreements with banks, brokers, or dealers.

Repurchase Agreements

Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. A Fund will receive interest from the institution until the time the repurchase is to occur.

A Fund will always receive as collateral U.S. government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. Each Fund will attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Forward Commitments

Each Fund may purchase or sell securities on a forward commitment, when-issued, or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Each Fund intends to engage in forward commitments to increase its portfolio’s financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns. At no time will a Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.

Lending Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund’s total assets. While a Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment.

Use of Complex Securities

Each Fund may invest for hedging purposes in derivative securities, such as futures and options. Complex securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole. Such investments permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Foreign Currency Contracts and Currency Hedging Transactions

In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward contracts to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio.

Cyber Security

The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

* * *

Unlike each Fund’s investment objective and the investment restrictions set forth below, which are fundamental and which may not be changed without shareholder approval, each Fund has the right to modify its investment policies without shareholder approval.

The Funds’ principal investment strategies are discussed in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

The following fundamental investment restrictions have been adopted by each Fund and, except as noted, cannot be changed with respect to a Fund without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

No Fund may:

(1)	issue senior securities, except that the Fund may borrow money from banks;
(2)	concentrate its investments in particular industries other than the real estate industry. No Fund will invest more than 25% of the value of its assets in any one industry other than the real estate industry. Each Fund will concentrate its investments in the real estate industry;
(3)	make loans of money or securities other than: (a) through the purchase of publicly distributed bonds, debentures, or other corporate or governmental obligations; (b) by investing in repurchase agreements; and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33 1/3% of its total assets;
(4)	borrow money in excess of 33 1/3% of the value of its total assets from banks;
(5)	buy or sell commodities or commodity contracts, except that each Fund may purchase or sell futures or options on futures; or
(6)	underwrite securities.

Non-Fundamental Restrictions

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”). Pursuant to such restrictions, no Fund will:

(1)	make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund;
(2)	purchase the securities of any other investment company, if the Fund, immediately after such purchase or acquisition, owns in the aggregate: (i) more than 3% of the total outstanding voting stock of such investment company; (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; or (iv) unless the 100% of the total assets of the Fund are invested in the securities of another investment company with the same investment objective; or
(3)	invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), shall not be deemed illiquid solely by reason of being unregistered. EII Realty Securities, Inc., each Fund’s investment adviser (“EII” or the “Adviser”), shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

In addition, the Domestic Fund may not invest more than 20% of its total assets in securities of foreign issuers (American Depository Receipts are not considered to be foreign securities for this purpose).

General

Whenever any investment policy or restriction states a minimum or maximum percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation. In the event that the aggregate of restricted and not readily marketable securities exceeds 10% of a Fund’s net assets, the Adviser will consider whether action should be taken to reduce the percentage of such securities.

PORTFOLIO SECURITIES AND INVESTMENT PRACTICES

Portfolio Securities

This section of the SAI describes the types of securities in which the Funds may invest. Unless otherwise noted, each Fund may invest in the securities described in this section.

Real Estate Operating Companies — Each Fund may invest in Real Estate Operating Companies (“REOCs”). REOCs primarily own and operate real properties and derive a substantial portion of their earnings from rental income. Unlike REITs, these companies may retain a much greater share of their income as they are not required by law to pay dividends.

Real Estate Investment Trusts — Each Fund may invest in real estate investment trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.

Foreign Government Securities — Each Fund may invest in foreign government securities. Investment in sovereign debt obligations involves special risks not present in debt obligations of U.S. corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an investor may have limited recourse in the event of a default. Periods of economic uncertainty may result in volatile sovereign debt market prices. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders and the political constraints to which a sovereign debtor may be subject. When an emerging country government defaults on its debt obligations, the investor must pursue any remedies in the courts of the defaulting party itself.

Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due. Below-investment-grade debt securities are generally unsecured and may be subordinated to the claims of other creditors, resulting in a heightened risk of loss due to default.

Foreign Securities — Investing in foreign securities involves certain special considerations, including those set forth below, that are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund’s investment in foreign securities may be affected by changes in currency rates and in exchange control regulations and costs incurred in converting among various currencies. A Fund also may be subject to currency exposure as a result of its investment in currency or currency futures.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investment in foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, may take the form of ownership of securities issued by such entities or may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entitles the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on U.S. exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

In the case of sponsored ADRs, the issuer of the underlying foreign security and the depositary enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. In the case of an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs, there may be an increased possibility that the Fund would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

Emerging Market Countries — The International and Global Funds may invest in the securities of issuers located in countries that are considered to be emerging or developing (“emerging countries”) by the World Bank, the International Finance Corporation, or the United Nations and its authorities. A company is considered to be an emerging country issuer if: (i) its securities are principally traded in an emerging country; (ii) it derives at least 50% of its total revenue from (a) providing goods or services in emerging countries or (b) sales made in emerging countries; (iii) it maintains 50% or more of its assets in one or more emerging countries; or (iv) it is organized under the laws of, or has a principal office in, an emerging country.

Emerging Market Securities — The International and Global Funds may invest in securities traded in emerging market countries. The securities markets of certain emerging market countries may be marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in early stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in more developed securities markets.

In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission (the “SEC”), and issuers of these securities usually are not subject to its reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.

Existing laws and regulations of emerging market countries may be inconsistently applied. As legal systems in emerging market countries develop, investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. The Fund’s ability to enforce its rights against private emerging market country issuers by attaching assets to enforce a judgment may be limited. Bankruptcy, moratorium and other similar laws applicable to private emerging market country issuers may differ substantially from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of its debt obligations, for example, is of considerable importance. In addition, the holders of commercial bank debt may contest payments to the holders of emerging market country debt securities in the event of default under commercial bank loan agreements.

Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of its assets.

The economies of emerging market countries may differ unfavorably from those of more developed countries in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of certain emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of certain emerging market countries are vulnerable to weakness in world prices for their commodity exports.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Tax Matters.”

Asset-Backed Securities — Asset-backed securities are a form of complex security. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Convertible Securities — Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities include bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.

Corporate Debt Securities — Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.

Money Market Instruments — Each Fund may invest in the following types of money market instruments:

•	U.S. Government Securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.
•	Bank Obligations. Each Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
•	Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Mortgage-Related Securities — Mortgage-related securities are forms of derivative securities collateralized, directly or indirectly, by pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgage-related securities in which the Fund may invest include the following:

•	Commercial Mortgage-Related Securities. Each Fund may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.
•	Residential Mortgage-Related Securities. Each Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities.

Information About Mortgage-Related Securities.  Mortgage-related securities are sensitive to changes in interest rates. The following risks apply to mortgage-related securities generally:

•	Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending upon the nature of the issuer) but are subject to interest rate risks and repayment risks. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.
•	In periods of declining interest rates, mortgages are more likely to be prepaid. A mortgage-related security’s maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not always possible to predict accurately the security’s yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of “locking in” attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.
•	Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of a Fund’s shares. If a mortgage-related security has been purchased at a premium, all or part of the premium a Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, a Fund may fail to recoup its initial investment on the security.
•	During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on a Fund’s mortgage-related securities were to decrease broadly, the Fund’s effective duration, and therefore its sensitivity to interest rate changes, would increase.
•	As with other debt securities, the values of mortgage-related securities may be affected by changes in the market’s perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

Restricted Securities — Each Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. EII will determine the liquidity of Rule 144A securities under the supervision of the Board. The liquidity of Rule 144A securities will be monitored by EII, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed the applicable percentage limitation for investments in illiquid securities.

Zero Coupon Securities — The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

MANAGEMENT

Board of Trustees

General.  The Board of Trustees of the Trust oversees the management of the Funds, but does not itself manage the Funds. The Trustees review various services provided by or under the direction of the Adviser to ensure the Funds’ general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that the administrative services are provided to the Funds in a satisfactory manner. The day-to-day operations of the Funds are delegated to the Trust’s officers subject always to the investment objectives and policies of each Fund and to general supervision by the Board.

The Board of Trustees consists of seven Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”).

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its shareholders.

The Trust seeks as Trustees individuals of distinction with experience in business and finance, government service or academia. In determining whether a particular Trustee was or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Funds. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders.

The Board met four times during the fiscal year ended June 30, 2014. As needed between formal meetings of the Board, the Board, or a specific committee, receives and reviews reports or materials relating to the Funds and engages in discussions with appropriate parties.

Trustees and Officers.  The following information is provided for each Trustee and officer of the Trust. The mailing address of the Trustees and officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019. The term of office for a Trustee or officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

Name and Age of Trustee	Position with the Trust and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Other Directorships Held by Trustee(2)
INDEPENDENT TRUSTEES
Michael J. Abbott, 50	Trustee since February 2012	Partner, Raptor Group Holdings, since July 2012; Partner, Helios Advisors LLC, July 2011 – 2012; Chief Investment Officer, Cornell University, 2010 – 2011; Chief Executive Officer, Robeco Sage, 2007 – 2010.	Director, JSK Capital (2011 – 2012)
Warren K. Greene, 78	Trustee since 1998	President, American Investors Fund LLC; Chairman of the Trust from 2005 through September 2014.	Trustee, Renaissance Capital Greenwich Funds.
Juan M. Meyer, 70	Trustee since December 2005	Partner, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	None.
Glenn R. Mueller, 61	Trustee since April 2014; Chairman since September 2014	Professor, Franklin L. Burns School of Real Estate and Construction Management, University of Denver since August 2006; Real Estate Investment Strategist, Dividend Capital Group since December 2005	None.
Karin Shewer, 63	Trustee since November 2013	Chairman of the Board and Founding Shareholder, Real Estate Capital Partners since August 1989; Board member, Boston Financial Investment Management; Board member, Lakeside Workforce Housing	None.
“INTERESTED” TRUSTEE (3)
Richard J. Adler, 68	Trustee since February 2012; President since May 2004	Senior Advisor, EII Capital Management, Inc. (f/k/a European Investors Incorporated)	None.
Christian A. Lange, 75	Trustee since November 2003	Chief Executive Officer of EII Capital Management, Inc. (f/k/a European Investors Incorporated)	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors Limited.

(1)	Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.
(2)	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
(3)	Mr. Lange and Mr. Adler are considered to be “interested persons” (as defined by the 1940 Act) of the Trust because of their employment with the Adviser and/or an affiliate of the Adviser.

Name and Age of Officer	Position with the Trust and Length of Time Served	Principal Occupation(s) in the Past 5 Years
OFFICERS
Richard J. Adler, 68	President since May 2004	Senior Advisor, EII Capital Management, Inc. (f/k/a European Investors Incorporated)
Kathleen Heineken, 33	Secretary since September 2010	Compliance Assistant Vice President and Director of Mutual Fund Administration, EII Capital Management, Inc. (f/k/a European Investors Incorporated) since May 2007.
Michael J. Meagher, 52	Treasurer since May 2003; Chief Compliance Officer since October 2004	Managing Director, Chief Compliance Officer and Director of Mutual Funds, EII Capital Management, Inc. (f/k/a European Investors Incorporated) since March 2003.

Board Structure and Oversight Function

The Board’s leadership structure features an Independent Trustee serving as Chairman of the Board and the Board Committees described below. The Chairman participates in the preparation of the agenda for the meetings of the Board, presides at all of the meetings of the Board, participates in Board deliberations and is involved in the oversight of the Funds’ management in between meetings, as necessary. In addition, the Board utilizes committees to assist with its responsibilities. The Board currently has two committees, the Audit Committee and the Nominating Committee which are described in more detail below, under the heading “Board Committees.”

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. The Funds’ Adviser and other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk). The Board of Trustees oversees the management of these risks as part of their general oversight of the Funds. In addition, the Board and its committees receive regular reports from the Funds’ Chief Compliance Officer, adviser, administrator, and independent registered public accounting firm regarding the Funds’ activities and any applicable risks. These reports include quarterly performance reports, annual compliance reports, and accounting and financial reports.

Board Committees

The Board of Trustees uses committees to assist with its oversight responsibilities. The Board currently has an Audit Committee and a Nominating Committee. Both committees are comprised entirely of Trustees who are not “interested persons” of the Funds.

The members of the Audit Committee are Mr. Abbott (Chairman), Mr. Greene, Mr. Meyer, Mr. Mueller and Ms. Shewer. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by statutes and regulations administered by the SEC, including the 1940 Act, and selecting and directing the activities of the Trust’s independent auditors. The Audit Committee met twice during the fiscal year ended June 30, 2014.

The members of the Nominating Committee are Mr. Greene (Chairman), Mr. Abbott, Mr. Meyer, Mr. Mueller and Ms. Shewer The functions of the Nominating Committee are to hear and consider matters related to the Board, including nominating new Trustees, reviewing the compensation of Independent Trustees and reporting to the full Board. The Nominating Committee met five times during the fiscal year ended June 30, 2014. The Committee will not consider nominees recommended by Fund shareholders except as may be required by law or regulation, in which case a submission must meet any such legal and regulatory requirements.

Securities Beneficially Owned by Trustees

The following table shows the dollar range of each Trustee’s ownership of shares of each Fund and of all of the Funds as of December 31, 2013:

Trustee	Dollar Range of Domestic Fund Shares	Dollar Range of International Fund Shares	Dollar Range of Global Fund Shares	Dollar Range of All E.I.I. Fund Shares
INDEPENDENT TRUSTEES
Mr. Abbott	None	None	None	None
Mr. Greene	None	None	None	None
Mr. Meyer	None	None	$10,001 to $50,000	$10,001 to $50,000
Mr. Mueller(1)	None	None	None	None
Ms. Shewer(2)	None	None	None	None
“INTERESTED” TRUSTEE”
Mr. Adler	None	Over $100,000	None	Over $100,000
Mr. Lange	Over $100,000	None	None	Over $100,000

(1)	Mr. Mueller was appointed to the Board of Trustees effective April 30, 2014. As an Independent Trustee he was also appointed to serve as an Audit Committee member and a Nominating Committee member. Effective September 24, 2014, Mr. Mueller became Chairman of the Trust.
(2)	Ms. Shewer was appointed to the Board of Trustees effective November 18, 2013. As an Independent Trustee she was also appointed to serve as an Audit Committee member and a Nominating Committee member.

No Independent Trustee and no immediate family member of an Independent Trustee owns beneficially or of record an interest in the Adviser or in any person or affiliate directly or indirectly controlling, controlled by or under common control with the Adviser.

The Trust may indemnify any person who was or is a Trustee, officer, or employee of the Trust to the maximum extent permitted by the Delaware statutory trust law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances.

Such determination shall be made: (i) by the Board, by a majority vote of a quorum that consists of Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor parties to the proceeding; or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

As of September 30, 2014, Mr. Lange beneficially owned 12.76% of the Domestic Fund.

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. “Interested”

Trustees do not receive Trustees’ fees. The table below illustrates the compensation paid to each Trustee for the most recently completed fiscal year:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Complex Paid to Trustees
INDEPENDENT TRUSTEES
Mr. Greene	$36,000	N/A	N/A	$36,000
Mr. Gyourko(1)	$6,000	N/A	N/A	$6,000
Mr. Meyer	$28,000	N/A	N/A	$28,000
Mr. Abbott	$26,000	N/A	N/A	$26,000
Ms. Shewer(2)	$18,000	N/A	N/A	$18,000
Mr. Mueller(3)	$6,000	N/A	N/A	$6,000
“INTERESTED” TRUSTEE
Mr. Lange	None	N/A	N/A	None
Mr. Adler	None	N/A	N/A	None

(1)	Mr. Gyourko no longer serves on the Board (effective September 11, 2013).
(2)	Ms. Shewer’s total compensation is less than that of the other Independent Trustees since she was elected to the Board of Trustees effective November 18, 2013.
(3)	Mr. Mueller’s total compensation is less than that of the other Independent Trustees since he was elected to the Board of Trustees effective April 30, 2014; effective September 24, 2014 Mr. Mueller became Chairman of the Trust.

Control Persons and Principal Holders of Securities

As of September 30, 2014, the following persons held five percent or more of the outstanding shares of the Institutional class of the Domestic Fund:

Name and Address of Owner	Percent of Domestic Fund	Nature of Ownership (Record, Beneficial or Both)
National Financial Services LLC for the Exclusive Benefit of our Customers 499 Washington Blvd Jersey City, NJ 07310-2010	56.74%	Record
Christian A. Lange Profit Sharing Plan c/o EII Capital Management, Inc. 640 Fifth Avenue, 8th floor New York, NY 10019-6102	6.53%	Record
TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	6.47%	Record
Christian A. Lange & Heidi B. Lange JT TEN c/o EII Capital Management, Inc. 640 Fifth Avenue, 8th floor New York, NY 10019-6102	6.23%	Record

Name and Address of Owner	Percent of Domestic Fund	Nature of Ownership (Record, Beneficial or Both)
EII Capital Management, Inc. 640 Fifth Avenue, 8th floor New York, NY 10019-6102	5.29%	Record

As of September 30, 2014, the following persons held five percent or more of the outstanding shares of the Institutional class of the International Fund:

Name and Address of Owner	Percent of International Fund	Nature of Ownership (Record, Beneficial or Both)
Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers 101 Montgomery St. San Francisco CA 94104-4122	46.69%	Record
National Financial Services LLC for the Exclusive Benefit of our Customers 499 Washington Blvd Jersey City, NJ 07310-2010	34.83%	Record

As of September 30, 2014, the following persons held five percent or more of the outstanding shares of the Institutional class of the Global Fund:

Name and Address of Owner	Percent of Global Fund	Nature of Ownership (Record, Beneficial or Both)
National Financial Services LLC for the Exclusive Benefit of our Customers 499 Washington Blvd Jersey City, NJ 07310-2010	36.35%	Record
Charles Schwab & Co. Inc. Special Custody Account For The Exclusive Benefit Of Customers 101 Montgomery St. San Francisco CA 94104-4122	18.90%	Record
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	11.74%	Record

Under the 1940 Act, a person who beneficially owns over 25% of the shares of any class of the Fund is presumed to control that class of shares. As such, a controlling shareholder may control the outcome of any proposal submitted to shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

ADVISER AND INVESTMENT ADVISORY AGREEMENT

EII Realty Securities, Inc. (“EII”), 640 Fifth Avenue, 8th Floor, New York, New York 10019, acts as the investment adviser to the Funds under an investment advisory agreement with the Trust, on behalf of the Fund (the “Agreement”). The Agreement provides that the Adviser identify and analyze possible investments for the Funds, determine the amount and timing of such investments, and the form of investment. The Adviser is responsible for monitoring and reviewing each Fund’s portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. The Adviser also is responsible for arranging for the purchase and sale of securities in each Fund’s portfolio, subject at all times to the policies set forth by the Board. In addition, the Adviser provides certain administrative and managerial services to the Funds.

About the Adviser

EII provides real estate securities portfolio management services to U.S. and Canadian tax-exempt institutions and other investors. EII is a wholly-owned subsidiary of EII Capital Management, Inc. (f/k/a European Investors Incorporated) which is a registered investment adviser providing real estate securities and fixed income portfolio management services to offshore clients. EII and EII Capital Management, Inc. are owned by EII Capital Holding, Inc., which is owned by management.

EII Capital Management, Inc. was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services. From these combined efforts, EII Capital Management, Inc. determined that securitized real estate could serve as an alternative means of acquiring real estate assets and developed a portfolio management service specifically in this area, which now caters to both foreign and domestic investors. EII Capital Management, Inc. commenced research into real estate securities as a separate portfolio product in 1986, began managing real estate securities portfolios in 1987, and is a recognized leader in real estate securities investment management.

EII and EII Capital Management, Inc. collectively have a diversified client base that includes investors across the globe, encompassing taxable and tax-exempt investors, individuals, and both foreign and domestic institutional investors. As of September 30, 2014, the combined companies had approximately $4.4 billion in assets under management, with $3.4 billion invested in various types of real estate securities on behalf of clients. Included in that figure are several offshore real estate investment funds managed by the firm with assets of approximately $352 million.

EII believes that investments in real estate offer a total return potential which may serve as an effective portfolio diversifier for many investors. In addition, EII believes that, for most investors, the most convenient and effective way to invest in real estate is through the ownership of a portfolio of real estate securities. Real estate securities, and more specifically REITs, provide investors with many of the features particular to both real estate investments and publicly-traded securities, providing investors with a practical and efficient means to include professionally-managed real estate in an investment portfolio.

Why Real Estate? Investments in real estate offer the following benefits over investments in other asset classes:

•	Relatively low historical correlation to the equity market.
•	Relatively high levels of potential current income from contractual rental streams.
•	A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants.

Why Real Estate Securities? An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:

•	Diversification of risk of real estate investments.
•	Market pricing of publicly-traded shares (instead of appraisal-based valuations).
•	Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing.

Why EII? EII and its parent company, EII Capital Management, Inc., have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade. The collective client base of EII and EII Capital Management, Inc. includes an array of investors ranging from foreign and domestic high net worth individuals to U.S. foundations, endowments, and corporate pension plans. In addition, EII Capital Management, Inc. serves as the adviser or sub-adviser for several offshore funds investing with substantially the same investment objective as the Fund.

Investment Advisory Agreement

Under the Agreement, EII is eligible to receive a fee from each Fund calculated daily and payable monthly, for the performance of its services at an annual rate of 0.75% of the average daily net assets of the relevant Fund. The fee is accrued daily for the purposes of determining the offering and redemption price of each Fund’s shares.

Under the terms of the Agreement, each Fund pays all of its expenses (other than those expenses specifically assumed by the Adviser) including the costs incurred in connection with the maintenance of its registration under the Securities Act and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Board and shareholder meetings.

Until further notice to shareholders, EII has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Global Fund, the International Fund, and the Domestic Fund to the extent necessary to keep the annual expenses of each Fund to not more than 1.00%, 1.00%, and 0.80%, respectively, of the average daily net assets of the Institutional Share Class of the Fund. To the extent that the Adviser waives these fees and/or absorbs these expenses, it may seek payment of a portion or all of these amounts at any time within three fiscal years after the fiscal year in which these amounts were waived and/or absorbed, subject to the expense limitation stated above. The Adviser may terminate this voluntary arrangement at any time.

The Agreement may be terminated with respect to a Fund without penalty on 60 days’ written notice by a vote of the majority of the Board or by EII, or by holders of a majority of the relevant Fund’s outstanding shares. The Agreement will continue from year-to-year, provided it is approved, at least annually, in the manner described in the 1940 Act. This requires that the Agreement and any renewal thereof be approved by a vote of the majority of the Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

For the last three fiscal years ended June 30th, the amounts of advisory fees paid by the Domestic Fund were as follows:

	Gross Advisory Fees	Waiver/ Reimbursement	Net Advisory Fees
Year ended June 30, 2014	$166,479	$(105,396)	$61,083
Year ended June 30, 2013	$175,428	$(112,192)	$63,236
Year ended June 30, 2012	$151,448	$(101,853)	$49,595

For the last three fiscal years ended June 30th, the amounts of advisory fees paid by the International Fund were as follows:

	Gross Advisory Fees	Waiver/ Reimbursement/ Recoupment	Net Advisory Fees
Year ended June 30, 2014	$6,595,699	$65,437	$6,661,136
Year ended June 30, 2013	$5,086,418	$(10,964)	$5,075,454
Year ended June 30, 2012	$3,836,818	$(220,105)	$3,616,713

For the last three fiscal years (or periods) ended June 30th, the amounts of advisory fees paid by the Global Fund were as follows:

	Gross Advisory Fees	Waiver/ Reimbursement/ Recoupment	Net Advisory Fees
Year ended June 30, 2014	$8,462,573	$151,706	$8,614,279
Year ended June 30, 2013	$6,056,947	$99,974	$6,156,921
Year ended June 30, 2012	$3,089,113	$(73,763)	$3,015,350

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

Portfolio Manager	Number of Other Accounts (Total Assets)(1) as of September 30, 2014	Number of Other Accounts (Total Assets)(1) Subject to a Performance Fee as of September 30, 2014
Alfred C. Otero – U.S. REITS
Other Investment Companies	None	None
Other Pooled Investment Vehicles	None	None
Other Accounts	7 ($174.7 million)	1 ($9.1 million)
Alfred C. Otero, Andrew Cox & Michael Wong – International Real Estate
Other Investment Companies	None	None
Other Pooled Investment Vehicles	None	None
Other Accounts	1 ($83.0 million)	2 ($148.0 million)
Alfred C. Otero – Global Real Estate
Other Investment Companies	None	None
Other Pooled Investment Vehicles	1 ($132.2 million)	None
Other Accounts	23 ($2,090.0 million)	1 ($188.4 million)

(1)	Rounded to the nearest million.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Fund Ownership

As of September 30, 2014 Mr. Otero owned over $100,000 of the Domestic Fund’s shares.

As of September 30, 2014, Mr. Otero owned over $100,000 of the International Fund’s shares; Neither Mr. Wong or Mr. Cox owned any of the International Fund’s shares.

As of September 30, 2014, Mr. Otero owned $50,001 to $100,000 of the Global Fund’s shares.

Compensation

The Funds’ portfolio managers each receives a base salary plus an annual incentive bonus for managing the Funds, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on several factors, including but not limited to the manager’s performance results and overall contribution made to the firm. The Adviser may establish a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. This target can be derived by a percentage of base salary, generally ranging from 40% to 100%. The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts may be compared to the performance information of a peer group of similarly-managed competitors, as may be supplied by third party analytical agencies. The manager’s performance versus the peer group may factor into the final incentive amount. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and or multi year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Funds’ portfolio manager may participate in the Adviser’s Pension & Profit Sharing plan, the results for which are based on the Adviser’s business results. Eligibility for participation in Pension & Profit Sharing plan depends on the manager’s performance and seniority. Each of the Funds’ portfolio managers participates in the Adviser’s Pension & Profit Sharing Plan.

ADMINISTRATIVE SERVICES AGREEMENT

EII also serves as the Trust’s administrator. EII supervises administration of the Funds pursuant to an Administrative Services Agreement with the Trust, on behalf of the Funds. Under this agreement, EII supervises the administration of all aspects of the Funds’ operations, including the Funds’ receipt of services for which the Funds are obligated to pay, provides the Funds with general office facilities, and provides, at the Funds’ expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Funds effectively. Those persons, as well as certain officers and Trustees of the Trust, may be directors, officers, or employees of (and persons providing services to the Funds may include) EII and its affiliates. For these services and facilities, for Institutional Shares, EII receives with respect to each Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of those shares of the Funds.

EII may subcontract some of its administrative duties to other service providers. EII has entered into a sub-administration contract with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), under which BNY Mellon Investment Servicing will act as sub-administrator and EII will pay BNY Mellon Investment Servicing to provide certain administrative services to the Funds. Payment for these services is made by EII and not the Fund.

For the last three fiscal years ended June 30th, the amounts of administration fees paid by the Domestic Fund (net of any waivers or reimbursements) were as follows:

Net Administration Fees
Year ended June 30, 2014	$33,296
Year ended June 30, 2013	$35,086
Year ended June 30, 2012	$30,290

For the last three fiscal years ended June 30th, the amounts of administration fees paid by the International Fund (net of any waivers or reimbursements) were as follows:

Net Administration Fees
Year ended June 30, 2014	$1,319,140
Year ended June 30, 2013	$1,017,284
Year ended June 30, 2012	$767,364

For the last three fiscal years (or periods) ended June 30th, the amounts of administration fees paid by the Global Fund (net of any waivers or reimbursements) were as follows:

Net Administration Fees
Year ended June 30, 2014	$1,692,515
Year ended June 30, 2013	$1,211,389
Year ended June 30, 2012	$617,823

The Distributor

Foreside Funds Distributors LLC (“Foreside Funds Distributors”), located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312, serves as the distributor of the Funds’ shares.

The Sub-Administrator, Transfer Agent and Custodian

BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ sub-administrator and transfer agent. As sub-administrator, BNY Mellon Investment Servicing (US) Inc. is located at 4400 Computer Drive, Westborough, Massachusetts 01581. As transfer agent, BNY Mellon Investment Servicing (US) Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19809. The Bank of New York Mellon serves as the Funds’ custodian. As custodian, The Bank of New York Mellon is located at 2 Hanson Place, Brooklyn, New York 11217.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, serves as the Trust’s independent registered public accounting firm.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust’s legal counsel.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and a duty to obtain best overall execution, decisions to buy and sell securities for the Funds are made by EII. EII is authorized to allocate the orders placed by it on behalf of the Funds to such unaffiliated brokers who also provide research or statistical material or other services to the Funds or EII for the Funds’ use. Such allocation shall be in such amounts and proportions as EII shall determine and EII will report on said allocations regularly to the Board indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. EII does not direct brokerage business to brokers as an incentive to sell Fund shares. At times, the Funds also may purchase portfolio securities directly from dealers acting as principals, underwriters, or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Funds.

In selecting a broker to execute each particular transaction and in determining whether a Fund is receiving best execution, EII will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board may determine, EII shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to EII (for the Fund’s use) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if EII determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or EII’s ongoing responsibilities with respect to the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that a Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring the Funds’ compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommending changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. Each Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, each Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds. In none of these arrangements does a Fund or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser and Administrator	EII Realty Securities, Inc.	Daily
Sub-Administrator	BNY Mellon Investment Servicing (US) Inc.	Daily
Custodian	The Bank of New York Mellon	Daily
Independent Registered Public Accounting Firm	Ernst & Young LLP	Annual Reporting Period: Within Accounting Firm, 15 business days of end of reporting period. Semiannual Reporting Period: within 31 business days of end of reporting period.
Printer for Financial Reports and EDGAR filings on Forms N-CSR and Form N-Q	Vintage & RR Donnelley Financial	Up to 60 days before distribution to shareholders and up to 30 days before filing with the SEC.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Funds.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

PORTFOLIO TURNOVER

Each Fund anticipates that its portfolio turnover rate for any one year will not exceed 75%, which, in each case, is lower than the turnover rate for many comparable real estate securities funds. No Fund, however, will limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to a Fund and will decrease the portion of the Fund’s distributions constituting taxable capital gains.

ALLOCATION OF INVESTMENTS

EII has other advisory clients, some of which have similar investment objectives to the Funds. As such, there will be times when EII may recommend purchases and/or sales of the same portfolio securities for the Funds and its other clients. In such circumstances, it will be the policy of EII to allocate purchases and sales among the Funds and its other clients in a manner which EII deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by a Fund.

COMPUTATION OF NET ASSET VALUE

Each Fund will determine its NAV once daily as of the close of trading on the New York Stock Exchange (the “NYSE”) on each day that the NYSE is open. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund may make or cause to be made a more frequent determination of its NAV and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of NAV. Each Fund’s NAV is determined by dividing the market value of the Fund’s investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund’s outstanding shares. Securities traded on the NYSE or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities for which the primary market is NASDAQ will be valued at the Nasdaq Official Closing Price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded or a significant event occurs that could affect the value of the security, in accordance with procedures for fair valuing securities adopted by the Funds and approved by the Board. Securities sold short “against the box” will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board acting in good faith.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A complete description of the manner by which the Funds’ shares may be purchased and redeemed appears in the prospectus under the heading “Investing in the Funds.”

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which a fund is obligated to redeem the shares of any shareholders solely in cash up to the lesser of 1% of the net asset value of the fund or $250,000 during any 90 day period. Pursuant to the operating agreement between certain intermediaries and the Funds, each Fund agrees that it will treat as a “shareholder” each shareholder that holds Fund shares through an intermediary’s omnibus account (the “Account”), provided that the intermediary provides to the relevant Fund, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder. Each Fund acknowledges that the treatment of an intermediary as the sole shareholder of Fund shares held in the Account for purposes of applying the limits in Rule 18f-1 would be inconsistent with the intent of the Rule and the Fund’s election on Form N-18F-1 and could unfairly prejudice shareholders that hold Fund shares through the Account.

Should any shareholder’s redemption exceed the limitation described in the paragraph above, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

TAX MATTERS

The following is only a summary of certain additional federal income tax considerations generally affecting a Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”(as defined).

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, if the PFIC is willing to provide the Fund with certain required reporting information annually, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year be required to include in income its pro rata share of the PFIC’s ordinary earnings for the year and its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock in a PFIC, if such stock is “marketable” (as defined). Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under proposed Treasury Regulations, solely for purposes of Code Sections 1291-1298, a Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the election applied. If a Fund makes the mark-to-market or QEF election in the first taxable year it holds stock in a PFIC, it will not incur the tax described below under the third option with respect to such PFIC.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if it had been incurred in the succeeding year.

Each Fund also must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (limited, for this purpose, in respect of any one issuer to no more than 5% of the value of the Fund’s total assets and to no more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security rather than the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account core provisions for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible for treatment as “qualified dividend income” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year, 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)), and undistributed amounts from prior years. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude all ordinary gains and losses from the sale, exchange or other disposition of property after October 31 of any year (or after the end of its taxable year if it has made a taxable year election), including foreign currency gains and losses and ordinary gains and losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gain rates (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that may be taxable as qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that may be taxable as qualified dividends will be reported by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may be taxable as qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that a Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if, in addition to meeting the foregoing requirements: (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the prior year, is a PFIC will not constitute qualified dividends. Special rules apply for determining whether a distribution from a real estate investment trust (a “REIT”) constitutes a qualified dividend.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to: (i) interest; or (ii) distributions from REITs received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend: (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent that it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, a corporate shareholder generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Distributions by a Fund from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder. However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution or deemed distribution of long-term capital gain to the shareholder with respect to such shares.

If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the Internal Revenue Service backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends and the proceeds of redemption of shares paid to any shareholder: (1) who failed to provide to the Fund a correct taxpayer identification number; (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Redemption of Shares

A shareholder will recognize gain or loss on the redemption of shares of a Fund (including an exchange of shares of the Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the redemption and the shareholder’s adjusted tax basis in the shares redeemed. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including an exchange of shares of another Fund for shares of the Fund) within 30 days before or after the redemption. In general, any gain or loss arising from (or treated as arising from) the redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or deemed received) on such shares. For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Taxation of Certain Mortgage REITs

Each Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury Regulations released in July 2008, the portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be allocated to shareholders of the Fund in proportion to the dividends received by them with the same consequences as if the shareholders held their proportionate share of the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders: (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); and (2) will constitute unrelated business taxable income to entities that are subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such entity to file a federal income tax return and remit tax on its excess inclusion income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to tax, at the highest federal income tax rate imposed on corporations, on that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization.

Tax on Net Investment Income

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding would not apply to amounts properly designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to taxable years beginning before 2014. The aggregate amount treated as an interest-related dividend for a year is limited to a Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of a Fund’s net short-term capital gain over its net long-term capital loss.

If the income from a Fund is (or is treated as) effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Under certain circumstances, certain distributions from a Fund or gains from the sale or redemption of shares of the Fund may be treated as effectively connected with a U.S. trade or business carried on by a foreign shareholder under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”). In addition, FIRPTA may in certain circumstances require a 10% withholding tax on distributions and the proceeds of sales or redemptions. The withholding tax, which may be greater or less than the foreign shareholder’s final U.S. tax obligation, may be claimed as a credit on the foreign shareholder’s timely-filed U.S. income tax return.

In the case of foreign shareholders other than corporations, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions and the proceeds of redemptions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

Payments after June 30, 2014 of dividends on, and payments after 2016 of gross proceeds from the redemption of, shares of a Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among other things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

GENERAL INFORMATION

Organization and Description of Shares of the Funds

The Trust was organized as a Delaware statutory trust (formerly known as a “business trust”) under the laws of the state of Delaware. The Trust’s Certificate of Trust was filed December 22, 1997. The Trust’s Declaration of Trust, dated as of December 22, 1997, permits the Board to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of three series, the E.I.I. Realty Securities Fund, the E.I.I. International Property Fund, and the E.I.I. Global Property Fund. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion, or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of the Fund and to approve the investment advisory agreement.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

REPORTS

Shareholders receive reports at least semi-annually showing the Funds’ holdings and other information. In addition, shareholders receive annual financial statements that have been audited by the Funds’ independent registered public accounting firm. Shareholders receive quarterly Fund performance updates and reviews.

FINANCIAL STATEMENTS

The audited financial statements of the Domestic, Global and International Funds, including the Financial Highlights for these Funds, for the year ended June 30, 2014, appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI.

PROXY VOTING SUMMARY

The Trust has delegated to EII the responsibility for voting proxies of issuers of securities held in each Fund’s portfolio. EII has adopted the proxy voting policies and procedures of its parent, EII Capital Management, Inc. These policies and procedures are attached in the Appendix to this SAI. The proxy voting policies and procedures of EII Capital Management, Inc. are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

EII Capital Management, Inc.’s Proxy Committee, consisting of portfolio managers, analysts, marketing, client services, compliance and operations personnel, is responsible for establishing and maintaining the policies and procedures. The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Absent specific client instructions, the Adviser defers to the guidelines and voting recommendations of Glass, Lewis & Co. (“Glass Lewis”).The Adviser has retained Glass, Lewis, a third-party proxy voting service, to provide extensive research on individual proxy issues. Glass Lewis also publishes research reports that are reviewed by our analysts, as well as retains records of all ballots voted on client behalf.

The Adviser reviews all proxies for which it has voting responsibility, and votes all proxies according to the written guidelines, taking into account Glass Lewis’ “Public Pension Guidelines” and any recommendations provided by the investment team. The guidelines address such areas as elections of directors and auditors, executive compensation & compensation plan proposals, governance structure, mergers and acquisitions, shareholder proposals, and environmental and social issue proposals.

The guidelines are intended to generally cover both U.S. and International proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some ballots require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when the guidelines specify how the Adviser normally votes on particular issues, the Adviser may change the vote if it is reasonably determined to be in the clients’ best interest.

To ensure that voting responsibilities are met, the Adviser reconciles client proxies received from the custodian with client holdings from the Adviser’s portfolio system. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that conflicts of interest are mitigated and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.

The Trust, in accordance with SEC rules, annually will disclose on Form N-PX its proxy voting record. The Trust also will post its voting record on a specified SEC website. In addition, the Trust will post its voting record on its own public website. If the Trust does not post its voting record on a public website, it will send a copy of the voting record within three business days, free of charge, to anyone who requests a copy by calling toll-free 1-888-323-8912.

APPENDIX

E.I.I. REALTY SECURITIES TRUST

Proxy Voting Policies and Procedures

E.I.I. Realty Securities Trust (the Trust) has adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•	ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;
•	address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Fund or of EII Realty Securities, Inc. (“EII”) (all referred to as “Affiliated Persons”) on the other;
•	provide for oversight of proxy voting by the Board of Trustees of the Trust, and
•	provide for the disclosure of the Fund’s proxy voting record and these Policies.

I. Delegation to EII

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to EII in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed EII’s Proxy Voting Summary and Guidelines (the “Procedures”) and have determined that they are reasonably designed to ensure that EII will vote all proxies in the best interests of the shareholders, untainted by conflicts of interests. The Procedures (attached as Exhibit A), are adopted as part of these Policies. The Board of Trustees must approve any material change in the Procedures before they become effective with respect to the Fund.

II. Disclosure

A. Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) the Fund’s proxy voting record for the most recent twelve–month period ended June 30 (the “Voting Record”). The Fund’s Voting Record shall be available upon request within three (3) business days after filing the Voting Record with the SEC.

The Voting Record shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Record):

•	the name of the issuer of the portfolio security
•	the exchange ticker symbol of the portfolio security
•	the CUSIP number for the portfolio security
•	the shareholder meeting date
•	a brief identification of the matter voted upon
•	whether the matter was proposed by the issuer or by a security holder
•	whether the fund cast a vote and, if so, how the vote was cast
•	whether the vote cast was for or against management of the issuer

B. Disclosure of the Policies and How to Obtain Information

1. Description of the policies.  The Fund’s statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2. How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•	without charge, upon request, by calling a toll-free number; and
•	at the SEC’s website, www.sec.gov.

3. How to obtain a copy of proxy votes.  The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

•	without charge, upon request, by calling a toll-free number; and
•	at the SEC’s website, www.sec.gov.

The Fund must send the information disclosed in their most recently filed report on Form N-PX within three (3) business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III. Review by Trustees

EII shall report to the Trustees, at least annually, the Voting Record of the Fund in a form as the Trustees may request. This report shall:

•	describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and
•	summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 25, 2003

EII Capital Management, Inc.

Proxy Voting Summary

In accordance with Rule 206(4)-6 under the Advisers Act and with its fiduciary duties, EII Capital Management, Inc. (herein “EII”) takes seriously the responsibility of voting proxies on behalf of our clients. EII’s policies and procedures are reasonably designed to ensure that EII votes proxies in the best interest of clients.

The Proxy Committee, consisting of portfolio managers, analysts, marketing, client services, compliance and operations personnel, is responsible for establishing, reviewing and maintaining EII’s policies and procedures. Absent specific client instructions, EII defers to the guidelines and voting recommendations of Glass, Lewis & Co., a third-party proxy voting service, to provide extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.

Where EII has an obligation to vote proxies, EII will vote according to the attached written guidelines, taking into account Glass Lewis’ “Public Pension Guidelines” and any recommendations provided by EII’s investment team. Our guidelines address such areas as elections of directors and auditors, executive compensation & compensation plan proposals, governance structure, mergers and acquisitions, shareholder proposals, and environmental and social issue proposals.

EII’s guidelines are intended to generally cover both U.S. and International proxy voting, although due to country differences and requirements, International proxy voting may differ depending on individual facts and circumstances. Some ballots require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. EII’s Proxy Committee may vote outside of the stated guidelines on particular issues, if it has been determined to be in clients’ best interest.

To ensure that voting responsibilities are met, EII reconciles client proxies received from the custodian with client holdings from EII’s portfolio system. EII’s procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that conflicts of interest are mitigated and all ballots are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.

As discussed in our Form ADV Part 2, clients may contact Lynn Marinaccio and request a copy of these policies and procedures, as well as a record of ballots voted on clients’ behalf.

EII CAPITAL MANAGEMENT, INC.

Proxy Voting Summary

The SEC has indicated that a discretionary investment manager is required to exercise voting authority with respect to client securities, even if the investment advisory agreement is silent on this point, unless the client has specifically retained voting authority. EII will vote proxies in accordance with client instructions. In the absence of specific voting guidelines from the client or material conflicts, EII will vote proxies in what it judges are the best interests of its client/shareholders.

Reference should be made to Glass Lewis’ “Public Pension Guidelines” for additional recommendations on voting client policies. For other proposals not addressed in the following guidelines, the Proxy Committee shall determine whether a proposal is in the best interests of its clients. Decisions are made exclusively in accordance with the economic interests of the account.

Proxy Voting Guidelines

I. BOARD OF DIRECTORS

Election of Directors

A. Board Independence

Proposals concerning board independence are normally voted in accordance with Glass Lewis’ analysis and recommendation on each individual proposal. Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent.

Where more than one-third of the members are affiliated or inside directors, voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

However, where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, Glass Lewis will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

B. Committee Independence

Generally, vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

C. Independent Chairman

Generally support shareholder proposals calling for the separation of the CEO and chairman positions as Glass Lewis believes that it is in the long-term best interests of the company and its shareholders.

D. Performance

(i) Voting Recommendations on the Basis of Performance

Generally, vote against:

•	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.
•	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (Glass Lewis looks at these late filing situations on a case-by-case basis).
•	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
•	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
•	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Additionally, Glass Lewis provides an additional level of review to determine if directors are meeting the unique obligations of public pension plans. These include reviewing the diversity of board members and supporting proposals to report on or increase board diversity as well as evaluating directors’ commitment to maintaining internal pay equity. In order to foster board independence and innovation, the guidelines also support limits on director terms and establishing director age limits.

(ii) Board Responsiveness

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue; demonstrate some level of responsiveness to address the concerns of shareholders. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal, it may be a contributing factor if they recommend to vote against management’s recommendation in the event they determine that the board did not respond appropriately. Glass Lewis’ analysis will include a case-by-case assessment of the specific elements of board responsiveness that they examined along with an explanation of how that assessment impacts our current vote recommendations.

(iii) Role of Committee Chairman

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. In cases where they would ordinarily recommend voting against a committee chairman but the chair is not specified, Glass Lewis applies the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, Glass Lewis recommends voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”); and
•	If there is no committee chair, but multiple senior directors serving on the committee, Glass Lewis recommends voting against both (or all) such senior directors.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, Glass Lewis does not recommend voting against any members of the committee who are up for election; rather, they will simply express our concern with regard to the committee chair.

(iv) Audit Committees and Performance

Votes on audit committees are normally voted in accordance with Glass Lewis’ analysis and recommendation. Generally, vote in favor of its members, however Glass Lewis recommends voting against the following members under the following circumstances (and any others that may be deemed relevant by Glass Lewis or EII):

•	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
•	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
•	The audit committee chair, if the audit committee did not meet at least 4 times during the year.
•	The audit committee chair, if the committee has less than three members.
•	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.
•	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

•	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case Glass Lewis also recommends against ratification of the auditor).
•	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).
•	All members of an audit committee that reappointed an auditor that Glass Lewis no longer considers to be independent for reasons unrelated to fee proportions.
•	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
•	The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
•	All members of an audit committee where the auditor has resigned and reported that a section 10A letter has been issued.
•	All members of an audit committee at a time when material accounting fraud occurred at the company.
•	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
º	The restatement involves fraud or manipulation by insiders;
º	The restatement is accompanied by an SEC inquiry or investigation;
º	The restatement involved revenue recognition;
º	The restatement results in a greater than 5% adjustment to costs of goods sold; operating expenses, or operating cash flows; or
º	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
•	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.
•	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
•	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
•	All members of an audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).
•	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.
•	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

(v) Compensation Committee Performance

Votes on compensation committees are normally voted in accordance with Glass Lewis’ analysis and recommendation. Glass Lewis evaluates compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. When assessing the performance of compensation committees, Glass Lewis recommends voting against the following members under the below circumstances (and any others that may be deemed relevant by Glass Lewis or EII):

•	All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in Glass Lewis’ pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.
•	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in the pay-for-performance model and who is also suspect at the company in question.
•	The compensation committee chair if the company received two D grades in consecutive years in the pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.
•	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
•	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
•	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
•	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
•	All members of the compensation committee when the company repriced options or completed a “self-tender offer” without shareholder approval within the past two years.
•	All members of the compensation committee when vesting of in-the-money options is accelerated.
•	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
•	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
•	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
•	The chair of the compensation committee where the Compensation Discussion and Analysis (CD&A) report provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

•	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.
•	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e. greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responding accordingly to the vote including actively engaging shareholders on this issue, Glass Lewis will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and the history of the compensation problems and level of opposition.

(vi) Nominating & Governance Committee Performance

Votes on nominating and governance committees are normally voted in accordance with Glass Lewis’ analysis and recommendation. Glass Lewis’ believes that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. Shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

When assessing the nominating and or governance committees, Glass Lewis recommends voting against the following members under the below circumstances (and any others that may be deemed relevant by Glass Lewis or EII):

•	All members of the governance committee during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights — i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.
•	The governance committee chair, when the chairman is not independent and an independent lead or presiding director has not been appointed.
•	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
•	The governance committee chair, when the committee fails to meet at all during the year.
•	The governance committee chair, when for two consecutive years the company provides “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

Regarding the nominating committee, Glass Lewis recommends voting against the following members under the below circumstances (and any others that may be deemed relevant by Glass Lewis or EII):

•	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
•	The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

•	In the absence of a governance committee, the nominating committee chair28 when the chairman is not independent, and an independent lead or presiding director has not been appointed.
•	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.
•	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.

(vii) Board Level Risk Management Oversight

Generally, vote against committee members where a company has disclosed a sizable loss or write-down and where the company’s board level risk committee contributed to the loss through poor oversight.

Generally, vote against the chairman of the board where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board level risk oversight (committee or otherwise).

E. Experience

Generally, vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.

F. Other Considerations

(i) Conflicts of Interest

Glass Lewis believes board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Generally, vote against the following types of directors:

•	A CFO who is on the board.
•	A director who is on an excessive number of boards.
•	A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company.
•	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000.
•	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.
•	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months. In the event a board is classified and shareholders are therefore unable to vote against all directors, Glass Lewis will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, they will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, Glass Lewis will consider recommending that shareholders vote against the entire board.

(ii) Size of the Board of Directors

Glass Lewis believes boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, they believe that boards with more than 20 members will have difficulty reaching consensus and making timely decisions.

Generally, vote against the chairman of the nominating committee at a board with fewer than five directors.

Generally, vote against all members of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board consisting of more than 20 directors.

G. Controlled Companies

Glass Lewis does not apply the usual two-thirds independence rule for controlled companies, which are companies where an individual or entity owns more than 50% of the voting shares, and therefore will not recommend voting against boards whose compositions reflects the makeup of the shareholder population.

In the case where (i) a shareholder group owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards or (ii) an individual or entity holds between 20 – 50% of a company’s voting power but the company is not “controlled”, Glass Lewis applies a lower independence requirement of a majority of the board but should otherwise be treated like another public company.

(i) Independence Exceptions

The independence exceptions for controlled companies are as follows:

•	Do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, the presence of non-independent board members is acceptable.
•	The compensation committee and nominating and governance committees do not need to consist solely of independent directors. However Glass Lewis recommends voting against any insider (the CEO or otherwise) serving on the compensation committee.
•	Controlled companies do not need an independent chairman or an independent lead or presiding director.

(ii) Size of the Board of Directors

Glass Lewis does not have board size requirements for controlled companies.

(iii) Audit Committee Independence

Glass Lewis believes that audit committees should consist solely of independent directors regardless of a company’s controlled status.

H. Exceptions for Recent IPOs

Generally, refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO. Glass Lewis recommends voting against the board of a company that completed an IPO within the past year under the below circumstances (and any others that may be deemed relevant by Glass Lewis or EII):

•	Adoption of a poison pill. In cases where a board implements a poison pill preceding an IPO, Glass Lewis will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less.

•	Adoption of an exclusive forum provision. In cases where a board adopts an exclusive forum provision before a company’s IPO, Glass Lewis will recommend voting against the chairman of the governance committee, or in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

I. Declassified Boards

Generally, vote in support of the declassification of boards and the annual election of directors.

J. Mandatory Director Term and Age Limits

Vote in support of periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

K. Requiring Two or More Nominees per Board Seat

Generally, vote against proposals requiring a selection of multiple nominees for each board seat.

L. Majority Vote for the Election of Directors

Generally, vote in support of proposals calling for the election of directors by a majority vote except for use in contested director elections.

II. TRANSPARENCY & INTEGRITY OF FINANCIAL REPORTING

Auditor Ratification

A. Voting Recommendation on Auditor Ratification

Generally, vote in support of management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee. Glass Lewis may not recommend ratification of an auditor under the below circumstances (and any others that may be deemed relevant by Glass Lewis or EII):

•	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
•	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.
•	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
•	When audit fees are excessively low, especially when compared with other company in the same industry.
•	When the company has aggressive accounting policies.
•	When the company has poor disclosure or lack of transparency in its financial statements.
•	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.
•	When there are other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

Furthermore, Glass Lewis typically supports audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5 – 7 years), particularly at companies with a history of accounting problems.

B. Pension Accounting Issues

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In their view, projected income from pensions does not truly reflect a company’s performance.

III. THE LINK BETWEEN COMPENSATION & PERFORMANCE

Advisory Vote on Executive Compensation (“Say-on-Pay”)

A. Say-on-Pay Voting Recommendations

Votes on executive compensation are normally voted in accordance with Glass Lewis’ analysis and recommendation. Glass Lewis’ reviews each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors. Glass Lewis believes that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where the specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend voting in support of the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

In cases where Glass Lewis finds deficiencies in a company’s compensation program’s design, implementation or management, they will recommend that shareholders vote against the Say-on-Pay proposal.

B. Company Responsiveness

Glass Lewis believes that at companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, Glass Lewis may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

In the case of egregious compensation practices, Glass Lewis may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.,

C. Pay for Performance

Votes on compensation are normally voted in accordance with Glass Lewis’ analysis and recommendation. Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Their model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), Glass Lewis grades companies from a school letter system: “A”, “B”, “F” etc. The grades guide their evaluation of compensation committee effectiveness and Glass Lewis generally recommends voting against compensation committee of companies with a pattern of failing their pay-for-performance analysis.

D. Short-Term Incentives

Votes on short-term bonus or incentive (“STI”) are normally voted in accordance with Glass Lewis’ analysis and recommendation and should be demonstrably tied to performance with appropriate disclosures as necessary.

E. Long-Term Incentives

Votes on long-term incentive (“LTI”) plans are normally voted in accordance with Glass Lewis’ analysis and recommendation. Glass Lewis recognizes the value of equity-based incentive programs and believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. Furthermore, Glass Lewis believes shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. Glass Lewis will therefore review the company’s pay-for-performance grade and specifically the proportion of total compensation that is stock-based.

F. Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. Currently, Section 954 rules have yet to be drafted and finalized.

G. Compensation Consultant Independence

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. Glass Lewis believes the six-factor assessment is an important process for every compensation committee to undertake. Glass Lewis may, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

Frequency of Say-on-Pay

Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, Glass Lewis will generally recommend that shareholders vote in support of annual votes on compensation.

Vote on Golden Parachute Arrangements

Votes on golden parachute arrangements are normally voted in accordance with Glass Lewis’ analysis and recommendation on each individual proposal, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

Equity-Based Compensation Plan Proposals

A. Option Exchanges

Generally, vote against proposals supporting option repricing plans and option exchange programs unless the following conditions are true:

•	officers and board members cannot not participate in the program;
•	the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
•	the exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and
•	management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

B. Option Backdating, Spring-Loading, and Bullet-Dodging

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

C. Director Compensation Plans

Glass Lewis will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. They use the results of this model to guide their voting recommendations on stock-based director compensation plans.

D. 162(m) Plans

Generally, vote against a 162(m) plan where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total pool or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company’s peers.

IV. GOVERNANCE STRUCTURE & THE SHAREHOLDER FRANCHISE

Anti-Takeover Measures

A. Poison Pills (Shareholder Rights Plans)

Generally, Glass Lewis recommends that shareholders vote against poison pill plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what they believe to be a reasonable qualifying offer clause.

B. Net Operating Losses (“NOL”) Poison Pills

Votes on NOL pills are normally voted in accordance with Glass Lewis’ analysis and recommendation on each individual proposal, taking into account, among other items: the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, Glass Lewis will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preserving its NOLs.

Glass Lewis will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

C. Fair Price Provisions

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, Glass Lewis believes it is in the best interests of shareholders to remove fair price provisions.

D. Mergers & Acquisitions

Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction’s likelihood of maximizing shareholder return. For the Glass Lewis Public Pension guidelines, Glass Lewis will vote in support of shareholder proposals seeking the company to consider the effects of the transaction on the company’s stakeholders.

Reincorporation

Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, Glass Lewis will review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, Glass Lewis will recommend voting against the transaction.

Furthermore, Glass Lewis believes that shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. Proposals by shareholders to shift into a jurisdiction with enhanced shareholder rights are voted on a case by case basis taking into account the significant ways in which the Company could benefit from shifting jurisdictions.

Executive Forum Provisions

Glass Lewis believes that any charter or bylaw provision limiting a shareholder’s choice of legal venue is not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders. For this reason, Glass Lewis generally recommends that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (iii) maintains a strong record of good corporate governance practices.

In the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw or charter amendment rather than as a separate proposal, Glass Lewis will weigh the benefits of the other bundled provisions when determining their ultimate vote recommendation.

When a board adopts a forum selection clause without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw or charter amendment rather than as a separate proposal, Glass Lewis will recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal.

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, they typically review four common reasons why a company might need additional capital stock:

(i)	Stock Split;
(ii)	Shareholder Defenses;
(iii)	Financing for Acquisitions; and
(iv)	Financing for Operations.

Generally, Glass Lewis recommends voting against the authorization of additional shares where they find that the company has not detailed a plan for use of the proposed shares or where the number of shares for exceeds those needed to accomplish a detailed plan.

Advanced Notice Requirement for Shareholder Ballot Proposals

Generally, vote against proposals that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

Voting Structure

A. Cumulative Voting

Cumulative voting proposals are normally voted in accordance with Glass Lewis’ analysis and recommendation on each individual proposal, factoring in the independence of the board and the status of the company’s governance structure.

B. Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests and can enable a small group of shareholders to overrule the will of the majority shareholders. They are of the opinion that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business

Glass Lewis typically recommends that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In their opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Generally, vote in support of proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder.

Mutual Funds: Investment Policies & Advisory Agreements

Generally, vote in support of amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for Glass Lewis to consider recommending voting against a proposed amendment to an investment advisory agreement.

In matters pertaining to a fund’s investment objective or strategy, Glass Lewis believes shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, they generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

Real Estate Investment Trusts

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in their evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

A. Preferred Stock Issuances at REITS

Generally, vote against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). However, given the requirement that a REIT must distribute 90% of its net income annually, generally maintain ownership limitations in their certificates of incorporation, and the fact that REITs typically do not engage in private placements of preferred stock, Glass Lewis may support request to authorize shares of blank-check preferred stock at REITs.

Business Development Companies

Business Development Companies (“BDCs”) are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage the mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs.

A. Authorization to Sell Shares at a Price Below Net Asset Value

Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);
•	The proposed discount below NAV is minimal (ideally no greater than 20%);
•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

V. COMPENSATION, ENVIRONMETAL, SOCIAL & GOVERNANCE SHAREHOLDER INITIATIVES

Governance

A. Board and Committee Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. They generally do not believe that it is in the best interests of shareholders for a firm to be beholden to arbitrary rules regarding board or committee compositions and believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the nomination of directors and overall composition of the board. However, in cases of egregious oversight lapse or behavior seriously detrimental to shareholder value, Glass Lewis will consider supporting reasonable, well-crafted proposals to broaden a board’s composition, including, for example, to increase board diversity where there is evidence a board’s lack of diversity led to a decline in shareholder value.

B. CEO Succession Planning

Glass Lewis believes firms should disclose appropriate and pertinent details of the succession plan including: (i) the process in which the next CEO would be selected, including the board’s role in that process; and (ii) whether the CEO reports to the board concerning internal candidates for the CEO position, including an evaluation of the development of senior management. Glass Lewis may consider recommending supporting well-crafted proposals requesting companies adopt policies or provide shareholders with more information regarding their CEO succession planning process if the company provides shareholders with no information or assurance regarding the process and if there are specific concerns regarding CEO succession at the company. However, Glass Lewis will generally not recommend supporting such shareholder proposals if the rigidity of the proposed requirement could unduly hinder the board’s ability to approach CEO succession planning in a way that it deems most appropriate in the fulfillment of its fiduciary duties.

C. Cumulative Vote for the Election of Directors

Where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.

For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.

D. Declassification of the Board

Glass Lewis believes that classified boards (or staggered boards) do not serve the best interests of shareholders. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.

As such, Glass Lewis believes that classified boards are not in the best interests of shareholders and will recommend shareholders support proposals seeking their repeal.

E. Exclusive Forum Provisions

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders; as such clauses may effectively frustrate shareholder derivative claims. Where companies have not sought shareholder approval for the adoption of such provisions, Glass Lewis will generally recommend shareholders support proposals requesting that companies repeal exclusive forum provisions, as they believe that restricting shareholder’s ability to seek remedy under the court of their choosing without prior shareholder approval is not in the best interests of shareholders. However, Glass Lewis may consider recommending shareholders vote against a shareholder proposal to remove an exclusive forum provision if the company makes a cogent case for the adoption of the provision, including benefits to shareholders and evidence of abuse of legal process in other, non-favored jurisdictions.

The Public Pension guidelines will support proposals seeking to repeal exclusive forum provisions to ensure shareholders are not limited in the selection of forum for legal action.

F. Independent Chairman

Glass Lewis believes that an independent board chairman is better able to oversee executives and set a pro-shareholder agenda without the conflicts that a CEO, executive insider, or close company affiliate may face. As such, they will typically support of reasonably crafted shareholder proposals seeking the installation of an independent chairman. However, Glass Lewis will not support proposals that include overly prescriptive independence definitions and may consider recommending against proposals where the company makes a compelling case of combining the two roles, has a clearly defined lead independent director role and has strong performance and governance provisions.

Like the general Glass Lewis guidelines, the Glass Lewis Public Pension guidelines support increased shareholder participation and access to a company and its board of directors. The Glass Lewis Public Pension guidelines will therefore support initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote and the principle of one share, one vote.

G. Majority Vote for the Election of Directors

A majority vote standard allows shareholders to collectively vote to reject a director they believe will not pursue and protect their best interests. Glass Lewis will generally vote in support of shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.

H. Mutual Fund Shareholder Proposals

Glass Lewis will typically not recommend supporting shareholder proposals relating to the structure or management of a fund, such as a change in a fund structure, the repurchase of shares, or the termination of advisor or management agreements. However, they may consider recommending support for well-crafted proposals in cases where the proponent has clearly demonstrated that adoption of the requested proposal will serve to protect shareholder interest or enhance shareholder value.

I. Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that shareholder rights plans, or poison pill plans, are not generally in shareholders’ best interests. These plans can reduce management accountability by substantially limiting opportunities for corporate takeovers. This issue is different from other matters that are typically left to board discretion, because its potential impact on and relationship to shareholders is direct and substantial.

Glass Lewis will typically recommend supporting shareholder proposals that require shareholder approval of any future poison pills or the redemption of a current poison pill adopted without shareholder approval.

J. Proxy Access Proposals

Glass Lewis will consider recommending supporting reasonable proposals requesting shareholders’ ability to nominate director candidates to management’s proxy (“proxy access”, as they believe that in some cases, adoption of this provision ensures that significant, long-term shareholders have an ability to nominate candidates to the board. Glass Lewis reviews proposals requesting proxy access on a case-by-case basis, and will consider the following in their analysis:

•	Company size;
•	The shareholder proponent and the rationale for putting forth the proposal at the target company;
•	The percentage ownership requested and holding period requirement;
•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals;
•	Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.);
•	Existence of anti-takeover protections or other entrenchment devices; and
•	Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

K. Reimbursement of Solicitation Expenses

Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend voting in favor of reimbursing the dissident for reasonable expenses.

L. Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. This right enables shareholders to take action on important issues that arise between annual meetings. However, Glass Lewis believes such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

M. Right of Shareholders to call a Special Meeting

Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, Glass Lewis believes that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Typically, Glass Lewis believes this threshold should not fall below 10 – 15% of shares, depending on company size.

N. Supermajority Vote Requirements

Glass Lewis believes that a simple majority is appropriate to approve all matters presented to shareholders and will recommend that shareholders vote accordingly. They believe that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Compensation

A. Advisory Votes on Compensation

Glass Lewis believes that an advisory vote to approve executive compensation is an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders and providing a more effective link between pay and performance. While such a vote will not directly affect the board’s ability to set executive compensation policy, it will allow shareholders to register their opinions regarding a company’s compensation practices.

Glass Lewis typically do not recommend shareholders support resolutions requesting an advisory vote on director compensation, but will consider supporting such resolutions in cases where they find the compensation or perquisites received by directors to be egregious or excessive in relation to a company’s peer group.

B. Bonus Recoupments (“Clawbacks”)

When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will initially review any relevant policies currently in place. If the board has already adopted a comprehensive recoupment policy instead of committed to a proper course, and the current policy covers the major tenets of the proposal, Glass Lewis sees no need for further action.

It should be further noted that where a company is entering into a new executive employment contract that does not include clawback provisions and the company has had a material restatement in the recent past;

Glass Lewis will recommend voting against the responsible members of the compensation committee, as they believe that its members have an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.

C. Compensation Consultants

Glass Lewis believes that consultants engaged by a company’s compensation committee should be unquestionably free of conflicts of interest. As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” In light of these new disclosure requirements, Glass Lewis will review proposals requesting that companies provide more information regarding the independence of or the services obtained from compensation consultants on a case-by-case basis.

D. Disclosure of Compensation

Generally, vote against shareholder proposals seeking detailed disclosure of information reading executive compensation. Each proposal will be reviewed on a case by basis, taking into account the company’s history of aligning executive compensation, the company’s current disclosure requirements and the likelihood of the creation or protection of shareholder value from adoption of the proposal.

E. Equity Holding Requirements

Glass Lewis strongly supports the linking of executive compensation to the creation and protection of long-term sustainable shareholder value and therefore believes shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. . As such, they will generally recommend voting for well-crafted shareholder proposals requiring executives to retain a significant portion of shares until or after termination of employment. As part of our evaluation, Glass Lewis will examine the number of shares executives own as well as any existing executive share ownership requirements and any limitations placed on the sale of their shares.

F. Golden Coffins

Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not eliminated altogether.

To that end, Glass Lewis will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of survivor benefit payments to senior executives’ estates or beneficiaries. They will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.

G. Hedging of Stock

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. Therefore, in cases where companies have clearly failed to provide proper mechanisms that prevent executives from using financial instruments that are adverse to the interests of shareholders, Glass Lewis will recommend shareholders support shareholder resolutions that request that companies adopt and disclose information regarding restrictions on the hedging of executives’ stock.

H. Linking Executive Pay to Environmental and Social Criteria

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, Glass Lewis will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. Glass Lewis will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.

I. Linking Pay with Performance

Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In their view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.

However, when firms have inadequately linked executive compensation and company performance Glass Lewis will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. They will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive.

Under the Glass Lewis Public Pension guidelines, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to internal pay equity as well as other issues relevant to long-term sustainable corporate governance practices.

The Public Pension guidelines will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The Public Pension guidelines will also support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the Public Pension guidelines will support shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins and to clawback unearned bonuses.

The Glass Lewis Public Pension Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Additionally, the Public Pension Guidelines will support annual advisory compensation votes.

J. Pledging of Shares

Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;
•	The percentage executives’ pledged shares are of outstanding shares;
•	The percentage executives’ pledged shares are of each executive’s shares and total assets;
•	Whether the pledged shares were purchased by the employee or granted by the company;
•	Whether there are different policies for purchased and granted shares;
•	Whether the granted shares were time-based or performance-based;
•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
•	The nature and cyclicality, if applicable, of the company’s industry;
•	The participation and eligibility of executives and employees in pledging;
•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
•	Disclosure of the extent of any pledging, particularly among senior executives.

K. Retirement Benefits & Severance

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically votes in support of such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive.

L. Tax Gross-Ups

Generally, recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.

Environmental & Social Issues

A. Animal Welfare

Generally, vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

B. Climate Change & Green House Gas Emission Disclosure

Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, (iii) a company lags its peers regarding the requested disclosure or actions; and/or (iv) the company has inadequately disclosed how it has addressed climate change risks. Further, they will typically recommend voting in support of proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy-intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. However, Glass Lewis is not inclined to support proposals seeking emissions reductions or proposals seeking the implementation of prescriptive policies relating to climate change.

C. Energy-Related Proposals

Glass Lewis may consider recommending in favor of a well-crafted proposal that requests increased disclosure of renewable energy strategies or efforts toward increased energy efficiency, if: (i) there is credible evidence of egregious or illegal behavior regarding the company’s energy strategy or actions in this regard; (ii) the company has been largely unresponsive to shifting regulatory changes related to energy policies; or (iii) adoption of the requested disclosure will clearly lead to an increase in or the protection of shareholder value. However, they are not inclined to support proposals requesting the adoption of renewable energy goals or proposals seeking the implementation of prescriptive policies related to energy efficiency or renewable energy.

D. Foreign Government Business Policies

When a company operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. They believe that shareholders should hold board members, and in particular those that serve on the audit committee or the CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, Glass Lewis will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

E. Genetically Modified Organisms

Genetically modified organisms (“GMOs”) are plants and animals that have had specific changes introduced into their DNA through genetic engineering. When reviewing proposals requesting enhanced disclosure or the adoption of policies regarding GMOs, Glass Lewis considers a company’s current disclosure on this topic, any associated legal or regulatory violations associated with a company’s use of GMOs and a company’s overall approach to the risks associated with its use or production of GMOs. While they generally believe that management of GMOs and their attendant risks falls under the purview of management, Glass Lewis may consider recommending in favor of well-crafted proposals requesting that companies disclose more information regarding the risks associated with their use of GMOs, particularly if there is credible evidence of reputational risk or egregious or illegal behavior with respect to this issue.

F. Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, while they typically rely on the expertise of the board on these important policy issues, Glass Lewis recognizes that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Glass Lewis’ Public Pension guidelines generally support additional disclosure concerning the rights of workers and company stakeholders. Therefore, the Glass Lewis Public Pension guidelines will generally vote for proposals requesting that a company provide greater disclosure regarding its impact on local stakeholders, workers’ rights and human rights in general. The Glass Lewis Public Pension guidelines will further support most proposals for companies to adopt or comply with certain codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis Public Pension guidelines will vote in support of proposals requesting reporting on a company’s compliance with the Equal Employment Opportunity Commission, but not those requiring a company to take specific action.

G. Internet Censorship

Legal and ethical questions regarding the use and management of the Internet have been present since access was first made available to the public almost twenty years ago. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. In general, however, Glass Lewis believes that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of their operation.

H. MacBride Principles

Proposals requesting the implementation of the MacBride Principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, Glass Lewis will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, they will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

I. Military & Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, they generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. Glass Lewis also does not support proposals favoring disclosure of information where similar disclosure is already mandated by law; unless circumstances exist that warrant the additional disclosure.

J. Nondiscrimination Policies

Glass Lewis believes that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may vote in support shareholder proposals addressing such risks.

K. Nuclear Proposals

As with other environmental and safety issues, Glass Lewis believes that operational decisions, particularly those related to the decommissioning of a nuclear power plant or ending nuclear operations, are best left to management and the board. As such, they typically recommend shareholders vote against proposals regarding operational matters. In cases where companies have shown negligence in ensuring the safety of their nuclear operations or there is credible evidence of egregious or illegal behavior on behalf of the company, Glass Lewis may consider supporting proposals requesting increased disclosure of a company’s nuclear operations or other related issues.

L. Oil Sands

Glass Lewis will review all proposals seeking increased disclosure of oil sands operations but will typically not support proposals seeking cessation or curtailment of operations.

M. Pharmaceutical and Health Care-Related Proposals

In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. Given newly implemented health care regulation, including the implementation of the Patient Protection and Affordable Care Act, Glass Lewis will review proposals regarding health care-related issues on a case-by-case basis and may consider supporting proposals in cases where proponents have clearly demonstrated that a company’s current practices or policies present significant financial or reputational harm. Additionally, they generally recommend against proposals requesting that companies adopt policies of price restraint on their branded pharmaceuticals in order to ensure that their drugs are affordable.

The Glass Lewis Public Pension guidelines generally support proposals seeking increased disclosure and reporting concerning worker and stakeholder health and safety issues. However, the guidelines will oppose proposals seeking to require a company to cease or take specific action.

N. Reporting Contributions & Political Spending

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate lobbying or political expenditures and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. . While Glass Lewis will continue to evaluate these proposals on a case-by-case basis, they will recommend votes for proposals requesting reports of this nature when no explicit board oversight of political contributions or activities is cited by the company or if there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, Glass Lewis believes the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management.

O. Safety-Related Issues

When reviewing proposals requesting that companies increase disclosure regarding their efforts toward increased safety and accident mitigation, Glass Lewis considers a company’s exposure to direct risks, regulatory, legislative and legal risks and reputational risks. They also consider a company’s current level of disclosure and the level of oversight given to safety issues. In certain situations, Glass Lewis may consider supporting a proposal requesting increased disclosure regarding a company’s efforts to ensure safe operations if the company has been unresponsive to safety violations or injuries, if there is credible evidence of egregious or illegal behavior, or if there is a clear link between the adoption of the requested proposal and an increase in or the protection of shareholder value.

P. Sustainability and Other Environmentally-Related Reports

Glass Lewis believes that firms operating in extractive industries should produce reports regarding the risks presented by their environmental and social activities, and will recommend voting in favor of proposals requesting reports on specific environmental impacts (e.g. hydraulic fracturing, coal combustion waste). They will continue to consider these proposals on a case-by-case basis and will consider recommending a vote for reasonably crafted shareholder proposals requesting increased disclosure or reports on sustainability or a company’s environmental impact based on several factors including company industry, risk exposure and current disclosure.

Q. Sustainable Forestry

Glass Lewis will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when they believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

Glass Lewis’ Public Pension guidelines generally support proposals regarding enhanced environment disclosure and reporting, in particular those seeking improved sustainability reporting and disclosure about a company’s greenhouse gas emissions. Glass Lewis’ Public Pension guidelines support increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

R. Tobacco

Glass Lewis will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, they typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.

S. Water-Related Proposals

In the case of proposals requesting that a company adopt policies or improve disclosure regarding some aspect of its water usage or its impact on water supplies, Glass Lewis will consider a company’s current level of related disclosure, the level of oversight afforded to water-related issues and a company’s overall management of its water usage and impact on water supplies. Glass Lewis will also review a company’s exposure to potential regulatory, legislative, legal, reputational and direct environmental and social risks associated with its water management.

T. Business Ethics

Glass Lewis’ Public Pension guidelines generally support proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare. Furthermore, the Glass Lewis Public Pension guidelines support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices.

VI. CONFLICTS OF INTEREST

EII recognizes that conflicts may arise between itself and its clients when voting the proxies of public companies. Where appropriate, EII will use one of the following methods to resolve conflicts, provided the method results in a decision to vote that is in the clients' best interest and is not the product of the conflict:

•	provide the with sufficient information regarding the shareholder vote together with EII's potential conflict and obtain the client's consent prior to voting;
•	vote securities based on the aforementioned Proxy Voting Guidelines set forth herein;

•	vote securities based upon the recommendation(s) of an independent third party; or
•	ask the client to engage another party to determine how the proxy should be voted.

Additionally, all votes submitted by EII on behalf of its clients are not biased in any way by other clients of EII. For example, the fact that XYZ Corporation is a client of EII does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted in a manner consistent with sound corporate governance and responsible corporate citizenship (unless otherwise directed by a client with respect to that client’s stock).

VII. PROXIES NOT VOTED

A. Shares out on Loan

Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

When the Proxy Committee decides to vote against a proposal that is generally approved or to vote in favor of a proposal that is generally opposed, the reason for the exception will be recorded.

Revised: February 10, 2014

PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)(1)	Corrected Certificate of Trust as of December 22, 1997. (1)

(a)(2)	Amended and Restated Trust Instrument dated November 22, 2011. (2)

(b)	Amended and Restated By-Laws dated November 22, 2011.(2)

(c)	The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) and Article IV of the By-Laws referenced in Exhibit (b) above.

(d)	Restated Investment Advisory Agreement between Registrant and E.I.I. Realty Securities, Inc. (now known as EII Realty Securities, Inc.) dated June 4, 2010.(3)

(e)(1)	Underwriting Agreement between E.I.I. Realty Securities Trust and PFPC Distributors, Inc. dated May 16, 2008. (3)

(e)(2)	Underwriting Agreement between European Investors Inc. (now known as EII Capital Management, Inc.) and PFPC Distributors, Inc. dated March 8, 2006 regarding payment of fees under the Underwriting Agreement. (4)

(e)(3)	Short Form of Underwriting Agreement between European Investors Inc. (n/k/a EII Capital Management, Inc.) and BNY Mellon Distributors Inc. (formerly known as PFPC Distributors, Inc.) effective July 1, 2010. (3)

(e)(4)	Short Form of Underwriting Agreement between E.I.I. Realty Securities Trust and Foreside Funds Distributors LLC effective April 1, 2012.(2)

(f)	None.

(g)(1)	Amended and Restated Custodian Services Agreement between PFPC Trust Company (now The Bank of New York Mellon) and Registrant dated May 24, 2004. (3)

(1)	Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A on May 7, 1998, accession number 0000922423-98-000453.

(2)	Filed as an Exhibit to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A on October 26, 2012, accession number 0001193125-12-437787.

(3)	Filed as an Exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A on October 29, 2010, accession number 0000922423-10-000481.

(4)	Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A on October 30, 2006, accession number 0000922423-06-001363.

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(g)(2)	Revised Custodian Services Fee Letter dated February 1, 2007. (3)

(g)(3)	Amendment to the Revised Custodian Services Fee Letter dated September 1, 2010. (3)

(g)(4)	Foreign Custody Manager Agreement between EII Global Property Fund, EII International Property Fund and The Bank of New York Mellon dated January 21, 2011.(2)

(g)(5)	Amended and Restated Custodian Services Fee Letter dated September 3, 2014. (8)

(h)(1)	Restated Administration Agreement between Registrant and E.I.I. Realty Securities, Inc. (n/k/a EII Realty Securities, Inc.) dated June 4, 2010. (3)

(h)(2)	Sub-Administration and Accounting Services Agreement between European Investors Incorporated (n/k/a EII Capital Management, Inc.), Registrant and PFPC Inc. (now BNY Mellon Investment Servicing (US) Inc.) dated April 28, 1998 . (3)

(h)(3)	Amendment to Sub-Administration and Accounting Services Agreement between E.I.I. Realty Securities, Inc. (n/k/a EII Realty Securities, Inc.) and PFPC Inc. (now BNY Mellon Investment Servicing (US) Inc.) dated July 1, 2000. (3)

(h)(4)	Amendment to Sub-Administration and Accounting Services Agreement between E.I.I. Realty Securities, Inc. (n/k/a EII Realty Securities, Inc.), Registrant and PFPC Inc. (now BNY Mellon Investment Servicing (US) Inc.) dated February 1, 2007. (3)

(h)(5)	Transfer Agency Services Agreement between PFPC Inc. (now BNY Mellon Investment Servicing (US) Inc.) and Registrant dated April 28, 1998. (3)

(h)(6)	Amendment to the Transfer Agency Services Agreement dated February 1, 2007. (3)

(h)(7)	Anti-Money Laundering and Privacy Amendment to Transfer Agency and Services Agreement and Sub-Administration and Accounting Services Agreement dated May 20, 2002. (5)

(h)(8)	Amendment to the Transfer Agency Services Agreement dated November 18, 2013. (8)

(h)(9)	Amended and Restated Transfer Agency Services Fee Letter dated November 18, 2013. (8)

(5)	Filed as an Exhibit to Pre-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A on October 28, 2002, accession number 0000935069-02-001173.

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(i)(1)	Opinion of Counsel. (6)

(j)(1)	Consent of Kramer Levin Naftalis & Frankel LLP, Counsel for Registrant.(8)

(j)(2)	Auditor’s Consent.(8)

(k)	Not applicable.

(l)	Investment letter re: initial $100,000 capital. (7)

(m)(1)	Distribution Plan pursuant to Rule 12b-1, with Form of Shareholder Servicing Agreement and Form of Selected Dealer Agreement, for the Investor Shares of Registrant. (7)

(m)(2)	Shareholder Servicing Plan, with Form of Shareholder Servicing Agreement, for the Investor Shares and Adviser Shares of Registrant. (7)

(n)	Rule 18f-3 Multiple Class Plan. (7)

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics. (6)

(p)(2)	Registrant’s Adviser’s Code of Ethics. (8)

(q)	Powers of Attorney of Michael J. Abbott, Warren K. Greene, Juan M. Meyer, Karin Shewer and Glenn R. Mueller. (8)

ITEM 29.	Persons Controlled By or Under Common Control with Registrant

None.

ITEM 30.	Indemnification

Section 10.02 of Registrant’s Trust Instrument provides as follows:

“(a)	Subject to the exceptions and limitations contained in Subsection 10.02(b):

(6)	Filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A on October 27, 2000, accession number 0000922423-00-500021

(7)	Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A on June 5, 1998, accession number 0000922423-98-000585.

(8)	Filed herewith.

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(i)           every person who is, or has been, a Trustee, officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii)            the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	To the extent required under the Investment Company Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i)            who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)           in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)	Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02. The advancement of any expenses pursuant to this Subsection 10.02(d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

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(e)	Any repeal or modification of this Article X or adoption or modification of any other provision of this Trust Instrument inconsistent with this Article shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

(f)	Notwithstanding any other provision in this Trust Instrument to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 10.02 and any advancement of expenses that any Covered Person is entitled to be paid under Subsection 10.02(d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article X; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and classes thereof) in such manner as the Trustees in their sole discretion deem fair and equitable.”

ITEM 31.	Business and Other Connections of Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of EII Realty Securities, Inc. (“EII”), the investment adviser of Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by EII or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by EII (SEC File No. 801-44099).

ITEM 32.	Principal Underwriter

(a)	Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC) (“the Distributor”) is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. As of October 1, 2014, the Distributor acted as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

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Aston Funds

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Kalmar Pooled Investment Trust

Matthews International Funds (d/b/a Matthews Asia Funds)

Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Fund, Inc.

Old Westbury Funds, Inc.

The RBB Fund, Inc.

Stratton Mid Cap Fund, Inc. (f/k/a Stratton Multi-Cap Fund, Inc.)

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc.

The Torray Fund

Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

(b)	The Distributor is a Delaware limited liability company whose main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

The following is a list of the Officers and Manager of the Distributor, the Registrant’s underwriter:

Name	Address	Position with Distributor	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not Applicable

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ITEM 33.	Location of Accounts and Records

As required by Section 31(a) of the Investment Company Act of 1940, the accounts, books or other documents relating to Registrant's budget and accruals will be kept by EII Realty Securities, Inc., 640 Fifth Avenue, 8th Floor, New York, NY 10019. The accounts, books or other documents of the Fund relating to shareholder accounts and records and dividend disbursements will also be kept by EII, at the above address. It should also be noted that the aforementioned accounts and records of the Fund relating to shareholder accounts, records and dividend disbursements will be kept by: (a) the Sub-Administrator, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-5120, (b) the Transfer Agent, also BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, and (c) the Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217. Books and records relating to the Registrant’s Distributor will be kept by Foreside Funds Distributors LLC at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312 and at Three Canal Plaza, Suite 100, Portland, ME 04101.

ITEM 34.	Management Services

There are no management-related service contracts not discussed in Parts A and B.

ITEM 35.	Undertakings

Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors if requested to do so by the holders of at least 10% of Registrant’s outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on this 28th day of October, 2014.

E.I.I. REALTY SECURITIES TRUST
(Registrant)

By:	/s/ Richard J. Adler
Richard J. Adler, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of October, 2014.

SIGNATURE	TITLE

/s/ Richard J. Adler	Chief Executive Officer, President and Trustee
Richard J. Adler

/s/ Michael J. Meagher	Chief Compliance Officer and Treasurer
Michael J. Meagher

/s/ Glenn R. Mueller *	Chairman of the Board and Trustee
Glenn R. Mueller

/s/ Warren K. Greene *	Trustee
Warren K. Greene

/s/ Juan M. Meyer *	Trustee
Juan M. Meyer

/s/ Christian A. Lange	Trustee
Christian A. Lange

/s/ Michael J. Abbott *	Trustee
Michael J. Abbott

/s/ Karin Shewer *	Trustee
Karin Shewer

* By Susan J. Penry-Williams, Esq., Attorney-In-Fact

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INDEX TO EXHIBITS

(g)(5)	Amended and Restated Custodian Services Fee Letter dated September 3, 2014.

(h)(8)	Amendment to the Transfer Agency Services Agreement dated November 18, 2013.

(h)(9)	Amended and Restated Transfer Agency Services Fee Letter dated November 18, 2013.

(j)(1)	Consent of Kramer Levin Naftalis & Frankel LLP, Counsel for Registrant.

(j)(2)	Auditor’s Consent.

(p)(2)	Registrant’s Adviser’s Code of Ethics.

(q)	Powers of Attorney of Michael J. Abbott, Warren K. Greene, Juan M. Meyer, Karin Shewer and Glenn R. Mueller.

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